AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION NOVEMBER 29, 1995.

                                                               File Nos. 2-28719
                                                                    and 811-1633

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.    ---                         ---

  Post-Effective Amendment No.   50                           X

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.  25                                           X


                         KEYSTONE HARTWELL GROWTH FUND
          (formerly named Keystone America Hartwell Growth Fund, Inc.)
               (Exact name of Registrant as specified in Charter)


             200 Berkeley Street, Boston, Massachusetts 02116-5034
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (617) 338-3200

   Rosemary D. Van Antwerp, Esq., 200 Berkeley Street, Boston, MA 02116-5034
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective

---  immediately upon filing pursuant to paragraph (b)
---  on (date) pursuant to paragraph (b)
 X   60 days after filing pursuant to paragraph (a)(1)
---  on (date) pursuant to paragraph (a)(1)
---  75 days after filing pursuant to paragraph (a)(2)
---  on (date) pursuant to paragraph (a)(2) of Rule 485.

The Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for Registrant's last fiscal year was filed November 22, 1995.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
                             Proposed     Proposed
Title of                     Maximum      Maximum
Securities     Amount        Offering     Aggregate  Amount of
Being          Being         Price Per    Offering   Registration
Registered     Registered    Unit*        Price**    Fee
-----------------------------------------------------------------
Shares of
$1.00 Par      35,998         $24.15      $289,993      $100
Value
-----------------------------------------------------------------

* Computed under Rule 457(d) on the basis of the offering price per share at the close of business on November 16, 1995.

** The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. 206,037 shares of the Fund were redeemed during its fiscal year ended September 30, 1995. Of such shares, 182,047 were used for a reduction pursuant to Rule 24f-2 during the current year. The remaining 23,990 shares are being used for a reduction in this filing.

         The Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for Registrant's most recent fiscal year ended September 30, 1995 was filed on November 22, 1995.

                         KEYSTONE HARTWELL GROWTH FUND

                                  CONTENTS OF
                        POST-EFFECTIVE AMENDMENT NO. 50
                                       to
                             REGISTRATION STATEMENT

         This Post-Effective Amendment No. 50 to Registration Statement No. 2-25215/811-1380 consists of the following pages, items of information, and documents:

                                The Facing Sheet

                               The Contents Page

                           The Cross-Reference Sheet


                                     PART A

                                   Prospectus


                                     PART B

                      Statement of Additional Information


                                     PART C

                PART C - OTHER INFORMATION - ITEM 24(a) and (b)

                              Financial Statements

                          Independent Auditors' Report

                              Listing of Exhibits

         PART C - OTHER INFORMATION - ITEMS 25-32 - AND SIGNATURE PAGES

                        Number of Holders of Securities

                                Indemnification

                         Business and Other Connections

                             Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                    Exhibits (including Powers of Attorney)

                         KEYSTONE HARTWELL GROWTH FUND

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.

Items in
Part A of
Form N-1A       Prospectus Caption
---------       ------------------

    1           Cover Page

    2           Fee Table

    3           Financial Highlights

    4           Cover Page
                The Fund
                Investment Objective and Policies
                Investment Restrictions
                Risk Factors

    5           Fund Management and Expenses
                Additional Information

    5A          Not applicable

    6           The Fund
                Dividends and Taxes
                Fund Shares
                Pricing Shares

    7           How to Buy Shares
                Distribution Plans
                Shareholder Services

    8           How to Redeem Shares

    9           Not applicable

Items in
Part B of
Form N-1A       Statement of Additional Information Caption
---------       -------------------------------------------

   10           Cover Page

   11           Table of Contents

   12           Not applicable

   13           The Fund
                Investment Policies
                Investment Methods
                Investment Restrictions
                Brokerage
                Appendix

   14           Trustees and Officers

   15           Additional Information

   16           Investment Adviser
                Sub-Adviser
                Principal Underwriter
                Distribution Plans
                Sales Charges
                Additional Information

   17           Brokerage

   18           Declaration of Trust

   19           Valuation of Securities
                Distribution Plans

   20           Dividends and Taxes

   21           Principal Underwriter

   22           Standardized Total Return and Yield Quotations

   23           Financial Statements

                         KEYSTONE HARTWELL GROWTH FUND


                                     PART A



KEYSTONE HARTWELL GROWTH FUND
PROSPECTUS JANUARY 30, 1996

  Keystone Hartwell Growth Fund (the "Fund") is a non-diversified, open-end management investment company, commonly known as a mutual fund.


  The Fund's investment objective is capital appreciation. The Fund pursues this objective by investing in securities selected for their long-term growth prospects.

  The Fund offers three classes of shares. Information on share classes and their fee and sales charge structures may be found in the Fund's fee table, "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans" and "Fund Shares."

  This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.


  Additional information about the Fund, including information about securities ratings, is contained in a statement of additional information dated January 30, 1996, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed below.


KEYSTONE GLOBAL OPPORTUNITIES FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

TABLE OF CONTENTS

                                                         Page
Fee Table                                                   2
Financial Highlights                                        3
The Fund                                                    6
Investment Objective and Policies                           6
Investment Restrictions                                     7
Risk Factors                                                7
Pricing Shares                                              8
Dividends and Taxes                                         8
Fund Management and Expenses                                9
How to Buy Shares                                          11
Alternative Sales Options                                  12
Contingent Deferred Sales Charge and
  Waiver of Sales Charges                                  17
Distribution Plans                                         18
How to Redeem Shares                                       19
Shareholder Services                                       21
Performance Data                                           23
Fund Shares                                                23
Additional Information                                     24
Additional Investment Information                         (i)
Exhibit A                                                 A-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  FEE TABLE
                        KEYSTONE HARTWELL GROWTH FUND

    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Distribution Plans"; and "Shareholder Services."

                                                       CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                          FRONT END               BACK END               LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                         LOAD OPTION           LOAD OPTION<F1>            OPTION<F2>
                                                       --------------          --------------          --------------
Sales Charge ......................................      5.75%<F3>        None                      None
  (as a percentage of offering price)
Contingent Deferred Sales Charge ..................      0.00%<F4>        5.00% in the first year   1.00% in the first
  (as a percentage of the lesser of cost or market                        declining to 1.00% in     year and 0.00%
  value of shares redeemed)                                               the sixth year and        thereafter
                                                                          0.00% thereafter
Exchange Fee (per exchange)<F5>....................      $10.00           $10.00                    $10.00

ANNUAL FUND OPERATING EXPENSES<F6>
  (as a percentage of average net assets)
Management Fees<F7>................................      0.78%            0.78%                     0.78%
12b-1 Fees ........................................      0.09%            1.00%<F8>                 1.00%<F8>
Other Expenses ....................................      0.98%            1.00%                     1.00%
                                                         ----             ----                      ----
Total Fund Operating Expenses .....................      1.85%            2.78%                     2.78%
                                                         ----             ----                      ----
                                                         ----             ----                      ----
EXAMPLES<F9>                                                                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                  ------       -------      -------     --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ..................................................................    $75.00       $112.00      $152.00      $262.00
    Class B ..................................................................    $78.00       $116.00      $167.00        N/A
    Class C ..................................................................    $38.00       $ 86.00      $147.00      $311.00
You would pay the following expenses on the same investment, assuming no redemption at the end of each period:
    Class A ..................................................................    $75.00       $112.00      $152.00      $262.00
    Class B ..................................................................    $28.00       $ 86.00      $147.00        N/A
    Class C ..................................................................    $28.00       $ 86.00      $147.00      $311.00

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE
  GREATER OR LESS THAN THOSE SHOWN.

----------
<F1> Class B shares purchased on or after June 1, 1995 convert tax free to Class A shares after eight years. See "Class B
     Shares" for more information.
<F2> Class C shares are available only through dealers who have entered into special distribution agreements with Keystone
     Investment Distributors Company, the Fund's principal underwriter.
<F3> The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
<F4> Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge but may be subject to a contingent deferred sales charge of 0.25%. See the "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" for an explanation of the charge.
<F5> There is no fee for exchange orders received by the Fund directly from a shareholder over the Keystone Automated
     Response Line ("KARL"). (For a description of KARL, see "Shareholder Services").

<F6> Expense ratios are for the year ended September 30, 1995.

<F7> The Fund pays a basic advisory fee which is subject to adjustment up or down by up to 1/2 of 1% of the average daily net asset value during the latest 12 months depending upon the performance of the Fund relative to the Standard and Poor's
     Index of 500 Stocks. See "Fund Management and Expenses."
<F8> Long term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by the
     National Association of Securities Dealers, Inc. ("NASD").
<F9> The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS
                        KEYSTONE HARTWELL GROWTH FUND

                                CLASS A SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)


    The following table contains significant financial information with respect to the Fund. The condensed financial information for the years ended September 30, 1995 has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The financial highlights for the four years ended December 31, 1989 and for the period January 1, 1990 through September 30, 1990 was audited by other auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report of KPMG Peat Marwick LLP, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                     CLASS A SHARES
                        ---------------------------------------------------------------------------------------------------------

                                                                             FOR THE PERIOD
                                                                               JANUARY 1,
                                     YEAR ENDED SEPTEMBER 30,                 1990 THROUGH            YEAR ENDED DECEMBER 31,
                        --------------------------------------------------    SEPTEMBER 30,   ------------------------------------
                          1995         1994       1993     1992     1991          1990        1989       1988     1987     1986
                          ----         ----       ----     ----     ----      -------------   ----       ----     ----     ----
NET ASSET VALUE,
 BEGINNING OF PERIOD .   $ 20.96      $ 25.41    $ 21.73  $ 19.41  $ 16.39       $ 19.98     $ 14.82    $ 14.35  $ 12.01  $ 11.40
                         -------      -------    -------  -------  -------       -------     -------    -------  -------  -------
Income from investment operations
Net investment loss ..     (0.24)       (0.33)     (0.29)   (0.25)   (0.20)        (0.19)      (0.24)     (0.28)   (0.11)   (0.21)
Net gains (losses) on
 securities ..........      4.53        (1.75)      3.97     3.27     5.59         (3.40)       5.40       0.75     2.93     2.77
                         -------      -------    -------  -------  -------       -------     -------    -------  -------  -------
    Total from
     investment
     operations             4.29        (2.08)      3.68     3.02     5.39         (3.59)       5.16       0.47     2.82     2.56
                         -------      -------    -------  -------  -------       -------     -------    -------  -------  -------
Less distributions
 Distributions from
 capital gains .......     (2.20)       (2.37)         0    (0.70)   (2.37)            0           0          0    (0.48)   (1.95)
                         -------      -------    -------  -------  -------       -------     -------    -------  -------  -------
    Total
     distributions ...     (2.20)       (2.37)         0    (0.70)   (2.37)            0           0          0    (0.48)   (1.95)
                         -------      -------    -------  -------  -------       -------     -------    -------  -------  -------
NET ASSET VALUE, END
 OF PERIOD ...........   $ 23.05      $ 20.96    $ 25.41  $ 21.73  $ 19.41       $ 16.39     $ 19.98    $ 14.82  $ 14.35  $ 12.01
                         =======      =======    =======  =======  =======       =======     =======    =======  =======  =======
TOTAL RETURN<F3> .....     23.28%       (8.72%)    16.94%   15.91%   37.88%       (17.97%)     35.00%      3.14%   23.60%   24.51%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE
 NET ASSETS:
  Total expenses .....      1.85%<F4>    2.05%      1.89%    2.11%    2.38%         3.00% <F2>  2.30%<F1>  3.20%    2.70%    2.90%
  Net investment loss      (1.15%)      (1.49%)    (1.27%)  (1.18%)  (1.15%)       (1.30%)<F2> (1.30%)    (2.00%)  (0.90%)  (1.70%)
Portfolio turnover
 rate ................        34%          27%        42%      32%      53%           80% <F2>    45%        39%     100%     102%
Net assets, end of
 period (thousands) ..   $20,600      $19,971    $26,198  $25,697  $17,952       $13,960     $18,590    $14,610  $25,887  $11,993
Per share calculations for all periods are based on weighted average shares outstanding.

------------
<F1> Figure is net of expense reimbursement by Hartwell Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.70% for the year ended
     December 31, 1989.
<F2> Annualized.
<F3> Excluding applicable sales charge.
<F4> The annualized expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the annualized expense ratio would have been 1.84%.

                             FINANCIAL HIGHLIGHTS
                        KEYSTONE HARTWELL GROWTH FUND

                                CLASS B SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

    The following table contains significant financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                 CLASS B SHARES
                                  ---------------------------------------------
                                                                AUGUST 2, 1993
                                  YEAR ENDED SEPTEMBER 30,     (DATE OF INITIAL
                                  -----------------------    PUBLIC OFFERING) TO
                                  1995               1994     SEPTEMBER 30, 1993
                                  ----               ----     ------------------

NET ASSET VALUE, BEGINNING OF
 PERIOD                        $20.80           $25.41              $23.85
                               ------           ------              ------
Income from investment
  operations
Net investment loss ..........  (0.41)           (0.52)              (0.07)
Net gains (losses) on
  securities .................   4.44            (1.72)               1.63
                               ------           ------              ------
Total from investment
  operations .................   4.03            (2.24)               1.56
                               ------           ------              ------
Less distributions
Distributions from capital
  gains ......................  (2.20)           (2.37)                  0
                               ------           ------              ------
Total distributions ..........  (2.20)           (2.37)                  0
                               ------           ------              ------
NET ASSET VALUE, END OF
  PERIOD ..................... $22.63           $20.80              $25.41
                               ======           ======              ======
TOTAL RETURN(b)...............  22.10%           (9.40%)             6.54%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses .............   2.78%(c)         3.04%               3.42% (a)
  Net investment loss ........  (2.06%)          (2.45%)             (2.80%)(a)
Portfolio turnover rate ......     34%              27%                 42%
Net assets, end of period
  (thousands)                    1,150           $  498              $   44

Per share calculations for all periods are based on weighted average shares outstanding.
(a) Annualized.
(b) Excluding applicable sales charges.
(c) The annualized expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the annualized expense ratio would have been 2.77%.

                             FINANCIAL HIGHLIGHTS
                        KEYSTONE HARTWELL GROWTH FUND

                                CLASS C SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

    The following table contains significant financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.


                                                  CLASS C SHARES
                                   ---------------------------------------------
                                                               AUGUST 2, 1993
                                   YEAR ENDED SEPTEMBER 30,   (DATE OF INITIAL
                                   ------------------------  PUBLIC OFFERING) TO
                                   1995             1994      SEPTEMBER 30, 1993
                                   ----             ----      ------------------

NET ASSET VALUE, BEGINNING OF
  PERIOD ......................   $20.71           $25.41            $23.85
                                  ------           ------            ------
Income from investment
  operations
Net investment loss ...........    (0.41)           (0.51)            (0.01)
Net gains (losses) on
  securities ..................     4.41            (1.82)             1.57
                                  ------           ------            ------
Total from investment operations    4.00            (2.33)             1.56
                                  ------           ------            ------
Less distributions
Distributions from capital gains   (2.20)           (2.37)                0
                                  ------           ------            ------
Total distributions ............   (2.20)           (2.37)                0
                                  ------           ------            ------
NET ASSET VALUE, END OF PERIOD .  $22.51           $20.71            $25.41
                                  ======           ======            ======
TOTAL RETURN(b).................   22.04%           (9.80%)            6.54%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ...............    2.78%(c)         3.11%             0.37%(a)
  Net investment loss ..........   (2.06%)          (2.47%)           (0.14%)(a)
Portfolio turnover rate ........      34%              27%               42%
Net assets, end of period
  (thousands) ..................   $  709           $  224            $   27

Per share calculations for all periods are based on weighted average shares outstanding.
(a) Annualized.
(b) Excluding applicable sales charges.
(c) The annualized expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the annualized expense ratio would have been 2.77%.

THE FUND
  The Fund is a non-diversified, open-end management investment company, commonly known as a mutual fund. The Fund was reorganized as a Massachusetts business trust on May 30, 1995. Originally, the Fund had been incorporated in New York on November 30, 1965 and began operations on March 31, 1966. The Fund is one of 30 funds advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone"), the Fund's investment adviser. Keystone has retained the services of J.M. Hartwell Limited Partnership ("Hartwell") to provide the Fund with subadvisory services, subject to the supervision of the Fund's Board of Trustees and Keystone.

INVESTMENT OBJECTIVE AND POLICIES
  The investment objective of the Fund is capital appreciation. In seeking to achieve its investment objective, the Fund's investment advisers select for investment not only those few companies whose unique characteristics or proprietary advantages, they believe, offer the best prospects for well above average increases in revenues and earnings, but also those companies that tend to be grouped in industries that, from time to time, are judged less likely to be affected by the business cycle and to have strong prospects for revenue growth. The Fund's advisers continuously monitor these companies and their industries to make certain the companies retain the characteristics that led to their selection in the first place.

  The Fund pursues its objective through investment in securities selected for their long-term growth prospects. Selections are made on the basis of fundamental investment research. The Fund does not make investments for trading purposes and does not invest in small high growth companies.

  The Fund's policy stresses flexibility and adaptability in arranging its portfolio to seek the desired results. Common stocks (including those listed on a securities exchange and unlisted) generally constitute all or most of the portfolio, but the Fund may also invest in preferred stocks and debt securities when, in the judgment of its advisers, a more conservative investment position seems appropriate in light of anticipated market conditions, or, occasionally, opportunities for capital appreciation appear to indicate such investments.


  In addition, in pursuing its objective, the Fund may also invest in foreign securities, and American Depository Receipts whose underlying securities are, issued by issuers located in developed countries as well as emerging markets countries. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined, from time to time, by the International Bank for Reconstruction and Development ("World Bank").


  When, in the judgment of the Fund's advisers, a defensive or conservative posture is appropriate, the Fund may hold a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of such defensive or conservative positions does not constitute a change in the Fund's investment objective.

  The Fund may invest up to 10% of its assets in unlisted securities registered under Section 12(g) of the Securities Exchange Act of 1934. The Fund does not currently do so, however, and does not intend to do so.

  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of total assets.

  The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Fund may purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which the liquidity of the Fund's Rule 144A securities is determined by Keystone and the Board of Trustees monitors Keystone's implementation of such guidelines and procedures.

  At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

  The Fund may enter into repurchase agreements for the purpose of investing cash balances held by the Fund.

  For further information about the types of investments and investment techniques available to the Fund, and the risks associated therewith, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus and the statement of additional information.

  Of course, there can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

NON-FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVE
  The Fund's investment objective is not fundamental and may be changed without the vote of a majority (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund's outstanding shares. If the Fund's investment objective is changed and a shareholder determines that the Fund is no longer an appropriate investment, the shareholder may redeem his shares, but may be subject to a contingent deferred sales charge upon redemption.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental restrictions set forth below, which may not be changed without the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding shares. These restrictions and certain other fundamental restrictions are set forth in the statement of additional information.

  The Fund may not do the following: (1) borrow, except that the Fund may borrow from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's total assets or, in any event, in excess of 33% of its total assets, or enter into reverse repurchase agreements; and (2) concentrate its investments in any particular industry.


RISK FACTORS
  Like any investment, your investment in the Fund involves some degree of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  The Fund seeks to provide capital appreciation by investing principally in equity securities of companies, whose unique characteristics or proprietary advantages are believed to offer the best prospects for well above average increases in revenues and earnings, and which are within industries that, from time to time, are judged less likely to be affected by the business cycles and to have strong prospects for revenue growth.

  The Fund is best suited to patient investors who can afford to maintain their investment over a relatively long period of time, and who are seeking a fund which is relatively aggressive and has the potential for significant returns. The Fund involves risk and is not an appropriate investment for conservative investors who are seeking preservation of capital and/or income.

  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information".

  FUND RISKS. Investing in a nondiversified fund, as opposed to a diversified fund, may result in a greater degree of exposure to the economic movements of the particular market sector in which the Fund invests. Many of the securities that management believes would have the greatest growth characteristics may be regarded as speculative.

  A need for cash due to large liquidations from the Fund when the prices of stocks within the particular market sector in which the Fund invests are declining could result in losses to the Fund.

  Investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

  OTHER CONSIDERATIONS. The Fund, which is nondiversified, does not, by itself, constitute a balanced investment plan. The Fund may be appropriate as part of an overall investment program. Investors may wish to consult their financial advisers when considering what portion of their total assets to invest in such a nondiversified Fund.

  Past performance should not be considered representative of results for any future period of time.

PRICING SHARES
  The net asset value of a Fund share is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. eastern time for the purpose of pricing fund shares) except on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.


  For the purposes of calculating the net asset value of a Fund share on any given day, securities traded on national securities exchanges or reported on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market are valued at the last sale price. If there were no transactions on that day, securities will be valued at the mean of the closing bid and asked prices or at such other value as shall be determined in good faith, by or under the direction of the Fund's Board of Trustees, to be the fair market value of such securities. Commercial paper is valued at cost, which approximates market.

  Other securities, including unlisted securities, are valued at the last reported bid price if such prices are available. Prices for such securities are considered to be unavailable if, for example, the securities are restricted securities, or if there exists a "thin market" in the securities. In such situations, the value is determined in good faith by or under the direction of the Fund's Board of Trustees.

DIVIDENDS AND TAXES
  The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code (the "Code"). The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending October 31 of such calendar year. Any taxable dividend declared in October, November, or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which the dividend was declared. If the Fund qualifies and if it distributes all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability. The Fund will make distributions from its net investment income annually and net capital gains, if any, at least annually. Because Class A shares bear most of the costs of distribution of such shares through payment of a front end sales charge, while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge. Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains dividends are taxable as ordinary income, and net long-term gains dividends are taxable as capital gains regardless of how long the Fund's shares are held. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.

FUND MANAGEMENT AND EXPENSES
BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the authority of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

INVESTMENT ADVISER
  Keystone, the Fund's investment adviser, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  Keystone Investments is a corporation privately owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates and the Keystone Investments Family of Funds.

  Pursuant to its Investment Management and Advisory Agreement (the "Advisory Agreement") with the Fund, Keystone provides investment advisory and management services to the Fund. Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund, provides all necessary office space, facilities, equipment and personnel and arranges at the request of the Fund for its employees to serve as officers or agents of the Fund.

  The Advisory Agreement provides that, for its services to the Fund, the Fund pays Keystone a basic monthly fee at the following annual rates of the Fund's average daily net asset value during the latest 12 months (a moving average method): 1% of such net assets up to and including $100,000,000, .90% of such net assets over $100,000,000 up to and including $200,000,000, .80% of such net assets over $200,000,000 up to and including $300,000,000, .70% of such net assets over $300,000,000 up to and including $400,000,000, and .65% of such net assets over $400,000,000.

  Under the Advisory Agreement, the basic management fee is subject to an incentive adjustment, by which the basic fee may be increased or decreased by up to 1/2 of 1% of the average daily net asset value of the Fund during the latest 12 months (a moving average method) of the Fund, depending on the performance of the Fund relative to the Standard and Poor's Index of 500 Stocks ("S&P 500").

  A fee of 1% or more is higher than the fees paid by most other investment companies.


  For the fiscal year ended September 30, 1995: the Fund paid or accrued to Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"), which served as the Fund's investment adviser prior to January 30, 1995, $92,468 in management fees; and the Fund paid or accrued to Keystone, which has served as the Fund's investment adviser since January 31, 1995, $68,301 in management fees, which in the aggregate represented 0.78% of the Fund's average net assets.

  The Advisory Agreement contains provisions permitting Keystone to enter into an agreement with J.M. Hartwell Limited Partnership ("Hartwell"), under which Hartwell, as Subadviser, may, for compensation paid by Keystone, provide substantially all the advisory services to be provided by Keystone under the Advisory Agreement, and may delegate to Hartwell substantially all of Keystone's rights, duties and obligations to provide investment advisory services under the Advisory Agreement. Keystone has entered into such an agreement with Hartwell.


  The Advisory Agreement provides that it will continue only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the outstanding Shares, and such renewal has been approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of the outstanding Shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

SUBADVISER
  Hartwell, the Fund's subadviser, located at 515 Madison Avenue, New York, New York 10022, is a majority-owned subsidiary of JMH Management Corporation.

  Under the SubInvestment Advisory Agreement ("Subadvisory Agreement"), Hartwell provides the Fund and Keystone with investment research, advice, information and recommendations concerning securities to be acquired, held or sold by the Fund.

  For its services for each calendar month, Hartwell receives from Keystone, after calculation of the monthly fee due Keystone, 40% of Keystone's basic monthly management fee as described above on all assets and 60% of Keystone's incentive adjustment as described above on all assets, provided that Hartwell's total fee will always equal at least 25% of the combined total fee paid by the Fund. The Fund has no responsibility to pay Hartwell's fee.


  During the fiscal year ended September 30, 1995: Hartwell Keystone paid or accrued to Hartwell Management Company, Inc., the former subadviser under the then existing Subadvisory Agreement $33,449 for the period from October 1, 1994 through January 30, 1995; and Keystone paid Hartwell $34,981 for the period from January 31, 1995 through September 30, 1995 for its services as subadviser under the Subadvisory Agreement.

  The Subadvisory Agreement is automatically renewed for successive one-year periods unless either party to it has given the other at least sixty days' written notice of its intention to terminate the Subadvisory Agreement at the end of the contract period then in effect, provided, however, that the continuation of the Subadvisory Agreement for more than two years is subject to the receipt of annual approvals of the Fund's Board of Trustees or stockholders in accordance with the 1940 Act and the rules thereunder. The Subadvisory Agreement may be terminated at any time, without penalty, by the Fund's Board of Trustees or a majority of the Fund's outstanding Shares, on 60 days' written notice to Hartwell. The Subadvisory Agreement automatically terminates upon its "assignment" (as defined in the 1940 Act) by either party.


  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.


PORTFOLIO MANAGER
  William C. Miller, president of Hartwell, is the portfolio manager of the Fund and has more than 27 years of investment management experience.


FUND EXPENSES
  The Fund will pay all of its expenses. In addition to the investment advisory and management fees discussed above, the principal expenses that the Fund is expected to pay include, but are not limited to: expenses of certain of its Trustees; transfer, dividend disbursing and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors and legal counsel to its Independent Trustees; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges and taxes.


  For the fiscal year ended September 30, 1995, the Fund's Class A, Class B and Class C shares paid 1.85%, 2.78% and 2.78%, respectively, of their respective average class net assets in expenses.

  During the fiscal year ended September 30, 1995, the Fund paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend disbursing agent, and Keystone Investments, $40,328 for certain accounting and printing services and $83,519 for shareholder services. KIRC is a wholly-owned subsidiary of Keystone.

SECURITIES TRANSACTIONS
  Under policies established by the Board of Trustees, the Fund's advisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, the advisers may consider as a factor the number of shares of the Fund sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions, from time to time, may be affiliated with the Fund, Keystone, Hartwell, the Fund's principal underwriter, or their affiliates.


  The Fund may pay higher commissions to broker-dealers which provide research services. Keystone and/or Hartwell may use these services in advising the Fund as well as in advising their other clients.


PORTFOLIO TURNOVER
  The Fund's portfolio turnover rates for the fiscal years ended September 30, 1994 and 1995 were 27% and 34%, respectively. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders. For further information about brokerage and distributions, see the statement of additional information.


HOW TO BUY SHARES
  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter. The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  In addition, you may open an account for the purchase of shares of the Fund by mailing to the Fund c/o Keystone Investor Resource Center, Inc., P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund, or you may telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, by wiring Federal funds or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the front end sales charge. Orders received by dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly.

  Orders for shares received by broker-dealers prior to that day's close of trading on the Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the front end sales charge. Orders received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

  Orders for shares received directly by the Fund from you will receive the offering price equal to the net asset value per share next computed after the Fund receives the purchase order plus, in the case of Class A shares, the front end sales charge.

  The initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to KIRC by calling toll free 1-800-343-2898 or writing to KIRC or to the firm from which you received this prospectus.


ALTERNATIVE SALES OPTIONS
  Generally, the Fund offers three classes of shares:

CLASS A SHARES -- FRONT END LOAD OPTION
  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a deferred sales charge when they are redeemed except as follows: Class A shares purchased on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000 or (2) by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front end sales charge, will be subject to a contingent deferred sales charge for the 24 month period following the date of purchase. Certain Class A shares purchased prior to April 10, 1995 may be subject to a deferred sales charge upon redemption during the one year period following the date of purchase.

CLASS B SHARES -- BACK END LOAD OPTION
  Class B shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a contingent deferred sales charge if they are redeemed. Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge if redeemed during the 72 month period commencing with and including the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a deferred sales charge upon redemption during the four calendar years following purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.


CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within one year after the date of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter.


  Each class of shares, pursuant to its Distribution Plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.

  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $1,000,000 or more.


                ----------------------------------------------

CLASS A SHARES

  Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                AS A % OF        CONCESSION TO
                                  AS A % OF    NET AMOUNT    DEALERS AS A % OF
AMOUNT OF PURCHASE           OFFERING PRICE     INVESTED*       OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000 .......             5.75%         6.10%                5.25%
$50,000 but less than
  $100,000 ..............             4.75%         4.99%                4.25%
$100,000 but less than
  $250,000 ..............             3.75%         3.90%                3.25%
$250,000 but less than
  $500,000 ..............             2.50%         2.56%                2.25%
$500,000 but less than
  $1,000,000 ............             1.50%         1.52%                1.50%
----------
 *Rounded to the nearest one-hundredth percent.
                ----------------------------------------------


  Purchases of the Fund's Class A shares in the amount of $1 million or more and/or purchases of Class A shares made by a Qualifying Plan or a tax sheltered annuity plan sponsored by a public educational entity having 5,000 or more eligible employees (a "TSA Plan") will be at net asset value without the imposition of a front-end sales charge (each such purchase, an "NAV Purchase").


  With respect to NAV Purchases, the Principal Underwriter will pay broker/ dealers or others concessions based on (1) the investor's cumulative purchases during the one-year period beginning with the date of the initial NAV Purchase and (2) the investor's cumulative purchases during each subsequent one-year period beginning with the first NAV Purchase following the end of the prior period. For such purchases, concessions will be paid at the following rate:
1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999.


  With the exception of Class A shares acquired by a TSA Plan, Class A shares acquired on or after April 10, 1995 in an NAV Purchase are subject to a contingent deferred sales charge of 1.00% upon redemption during the 24 month period commencing on the date the shares were originally purchased. Class A shares acquired by a TSA Plan in an NAV Purchase are not subject to a contingent deferred sales charge. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 are subject to a contingent deferred sales charge of 0.25% upon redemption during the one year period commencing on the date such shares were originally purchased.


  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipient outstanding on the books of the Fund for specified periods.

  Upon written notice to dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.


  Initial sales charges may be eliminated for persons purchasing Class A shares which are included in a broker-dealer or investment adviser managed fee based program (a "wrap account") with broker dealers or investment advisers who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.


  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after a change in the registered representative's employment, where the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

  Since January 1, 1995 through December 31, 1995 and upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates, where the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

CLASS A DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund, currently limited to 0.25% annually of the average daily net asset value of Class A shares, in connection with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers), as service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by the recipients outstanding on the books of the Fund for specified periods.


  Since September 1, 1995 through December 31, 1995 ("Offering Period"), the Principal Underwriter will reallow to brokers or others a commission based on the price paid for each Class A Fund share sold, at the following rates: full reallowance plus an additional .50% for each Class A Fund share sold with respect to purchases in an amount not exceeding $499,999, and full reallowance for each Class A Fund share sold with respect to purchases in an amount in excess of $499,999. Such payments will be made to those dealers and others selling such shares who pay to their registered representatives making such sales a portion of the additional amount payable under this special dealer offer, determined in accordance with their regular payment arrangements with such persons for sales not made under a special dealer offer.


CLASS B SHARES
  Class B shares are offered at net asset value, without an initial sales charge.

  With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge in accordance with the following schedule:


                                                     DEFERRED
                                                       SALES
                                                      CHARGE
REDEMPTION TIMING                                     IMPOSED
-----------------                                     -------
First twelve month period ........................     5.00%
Second twelve month period .......................     4.00%
Third twelve month period ........................     3.00%
Fourth twelve month period .......................     3.00%
Fifth twelve month period ........................     2.00%
Sixth twelve month period ........................     1.00%


No deferred sales charge is imposed on amounts redeemed thereafter.

  With respect to Class B shares sold prior to June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2.00% on shares redeemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

  When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Contingent Deferred Sales Charges and Waiver of Sales Charges" below.


  Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to KIRC.) Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of such Class B shareholders.

  In addition to the exchange privileges described in the section of the prospectus entitled "Exchanges," Class B shares purchased prior to June 1, 1995 that have been outstanding during seven calendar years, as a general matter, may be exchanged for Class A shares of the Fund without imposition of a front end sales charge.

  The Class B shares so converted or exchanged will no longer be subject to the higher distribution expenses and other expenses, if any, borne by Class B shares. Because the net asset value per share of Class A shares may be higher or lower than that of the Class B shares at the time of conversion or exchange, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted or exchanged.

  For more information on current exchange privileges, see "Exchanges."

CLASS B DISTRIBUTION PLANS
  The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Class B shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.


  The Principal Underwriter generally reallows to brokers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.


  Since September 1, 1995 through December 31, 1995 ("Offering Period"), the Principal Underwriter will reallow to brokers or others a commission equal to 4.75% of the price paid for each Class B Fund share sold as well as payment in advance of a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients outstanding on the books of the Fund for specified periods, as described in each Fund's prospectus. Such payments will be made to those dealers and others selling such shares who pay to their registered representatives making such sales a portion of the additional amount payable under this special dealer offer, determined in accordance with their regular payment arrangements with such persons for sales not made under a special dealer offer.


CLASS C SHARES
  Class C shares are offered only through dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund imposes a deferred sales charge of 1.00% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Contingent Deferred Sales Charges and Waiver of Sales Charges" below.

CLASS C DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan") that provides for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Class C shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans") plus service fees, which are paid at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipients outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.


CONTINGENT DEFERRED SALES CHARGE
AND WAIVER OF SALES CHARGES
  Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

  No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of such shares; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than one or two years, as the case may be, from the date of purchase; (4) Class B shares held more than four consecutive calendar years or more than 72 months after the month of purchase, as the case may be; or (5) Class C shares held for more than one year from the date of purchase. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.


  In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder;
(2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


  The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a contingent deferred sales charge to certain Directors, Trustees, officers and employees of the Fund and Keystone and certain of their affiliates, to registered representatives of firms with dealer agreements with the Principal Underwriter and to a bank or trust company acting as a trustee for a single account.


ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  The Principal Underwriter may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD. Dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the 1933 Act.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to dealers which satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such dealer.

  The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed to dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.

  The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION PLANS
  As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD limits the amount that a Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any deferred sales charges paid by shareholders to the Principal Underwriter), remaining unpaid from time to time.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

  If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan. If a Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

  In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares, unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.


  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. Unpaid distribution costs at fiscal year end September 30, 1995 were: $50,304 for Class B shares purchased prior to June 1, 1995 (4.37% of net class assets of such Class B shares); $7,163 for Class B shares purchased on or after June 1, 1995 (0.62% of net class assets of such Class B shares); and $45,643 for Class C shares (6.44% of Class C net class assets).

  During the fiscal year ended September 30, 1995, the Fund paid the Principal
Underwriter: $15,075 under its Class A Distribution Plan, $7,699 for Class B shares sold prior to June 1, 1995; $254 for Class B shares sold on or after June 1, 1995; and $4,351 under its Class C Distribution Plan . These amounts were used to pay commissions and service fees. The Fund makes no payments in connection with the sale of its shares other than the fee paid to its Principal Underwriter.


  Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO REDEEM SHARES
  You may redeem Fund shares for cash at their net asset value upon written order to the Fund c/o KIRC, and presentation to the Fund of a properly endorsed share certificate (if certificates have been issued). Your signature (s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephonic order will be deposited by wire or EFT only to the bank account designated in your account application.

  The redemption value equals the net asset value per share then determined and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption.

  If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable contingent deferred sales charge (as described above), will be made within seven days thereafter except as discussed herein.

  You may also redeem your shares through broker-dealers. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable deferred sales charge, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund or KIRC may waive this requirement, but also may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. You must complete the Telephone Redemptions section of the application to enjoy telephone redemption privileges.

  In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent by EFT to your previously designated bank account as you direct. If you do not specify how you wish your redemption proceeds to be sent, they will be mailed by check.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker as set forth herein.

SMALL ACCOUNTS
  Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No deferred sales charges are applied to such redemptions.

REDEMPTIONS IN KIND
  If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

GENERAL
  The Fund reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL") or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from KIRC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  A shareholder who has obtained the appropriate prospectus may exchange shares of the Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;


    Class B shares, except as noted below, may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and


    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.


    Class B shares purchased on or after June 1, 1995 cannot be exchanged for Class B shares of Keystone Capital Preservation and Income Fund during the 24 month period commencing with and including the month of original purchase.

  The exchange of Class B shares and Class C shares will not be subject to a contingent deferred sales charge. However, if the shares being tendered for exchange are


  (i) Class A shares acquired in an NAV Purchase or otherwise without a front end sales charge,

  (ii) Class B shares that have been held for less than 72 months or four years, as the case may be, or

  (iii) Class C shares that have been held for less than one year,

and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange shares for another Keystone fund for a $10 fee by calling or writing to Keystone. The exchange fee is waived for individual investors who make an exchange using KARL. Shares purchased by check are eligible for exchange after 15 days. If the shares being tendered for exchange are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right, after providing the required notice to shareholders, to terminate this exchange offer or to change its terms, including the right to change the fee for any exchange.


  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the Fund is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.


  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

KEYSTONE AMERICA MONEY LINE
  Keystone America Money Line eliminates the delay of mailing a check or the expense of wiring funds. You must request the service on your application. Keystone America Money Line allows you to authorize electronic transfers of money to purchase shares in any amount and to redeem up to $50,000 worth of shares. You can use Keystone America Money Line like an "electronic check" to move money between your bank account and your account in the Fund with one telephone call. You must allow two business days after the call for the transfer to take place. For money recently invested, you must allow normal check clearing time before redemption proceeds are sent to your bank.

  You may also arrange for systematic monthly or quarterly investments in your Keystone America account. Once proper authorization is given, your bank account will be debited to purchase shares in the Fund. You will receive confirmation from the Principal Underwriter for every transaction.

  To change the amount of a Keystone America Money Line or to terminate the service (which could take up to 30 days), you must write to KIRC and include account numbers.


RETIREMENT PLANS
  The Fund has various retirement plans available to investors, including Individual Retirement Accounts ("IRAs"); Rollover IRAs; Simplified Employee Pension Plans ("SEPs"); Tax Sheltered Annuity Plans ("TSAs"); 403(b) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to KIRC.

AUTOMATIC WITHDRAWAL PLAN
  Under an Automatic Withdrawal Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Fund shares in your account when the Automatic Withdrawal Plan is opened. Fixed withdrawal payments are not subject to a deferred sales charge. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in the Automatic Withdrawal Plan.


DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must establish an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment (minimum $100) you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund. If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent.

TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on your application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA
  From time to time the Fund may advertise "total return" and "current yield". ALL DATA IS BASED ON HISTORICAL EARNINGS AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return and current yield are computed separately for each class of shares of the Fund. Total return refers to average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance data for each class of shares in advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation, Ibbotson Associates or other industry publications.

FUND SHARES
  Generally, the Fund currently issues three classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(1) expenses related to the distribution of each series or class of shares or other expenses that the Board of Trustees may designate as series or class expenses from time to time, are borne solely by each series or class; (2) each series or class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each series or class has different exchange privileges; and (4) each series or class generally has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund is authorized to issue additional series or classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by series or class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as presecribed by Section 16(c) of the 1940 Act.

  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

ADDITIONAL INFORMATION
  KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone and serves as the Fund's transfer agent and dividend disbursing agent.

  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.


FOREIGN SECURITIES
  The Fund may invest up to 25% of its assets in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company, particularly emerging market country companies, than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States).

  Investing in securities of foreign issuers generally involves greater risk than investing in securities of domestic issuers for the following reasons: (1) there may be less public information available about foreign companies than is available about U.S. companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies; (3) foreign stock markets have less volume than the U.S. market, and the securities of some foreign companies are much less liquid and much more volatile than the securities of comparable U.S. companies; (4) foreign securities transactions may involve higher brokerage commissions; (5) there may be less government regulation of stock markets, brokers, listed companies and banks in foreign countries than in the U.S.; (6) the Fund may incur fees on currency exchanges when it changes investments from one country to another; (7) the Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization, establishment of currency exchange controls, political or social instability or diplomatic developments;
(8) fluctuations in foreign exchange rates will affect the value of the Fund's investments, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; and (9) interest and dividends on foreign securities may be subject to withholding taxes in a foreign country that could result in a reduction of net investment income available for distribution.

  Investing in securities of issuers in emerging markets countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging markets countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. These risks are carefully considered by Keystone prior to purchase of these securities.


AMERICAN DEPOSITARY RECEIPTS
  The Fund may purchase American Depositary Receipts ("ADRs"). ADRs are negotiable certificates issued by a United States ("U.S.") bank representing the right to receive securities of a foreign issuer deposited in that bank or a foreign correspondent bank. The Fund may invest in ADRs representing securities of issuers located in developed countries as well as the emerging markets countries. Although the ADRs in which the Fund invests are typically listed on a major U.S. exchange, there are variations as to marketability.


  Investing in ADRs carries almost all of the risks of investing in the underlying foreign securities themselves, and therefore, an investment in the Fund involves greater risk than investing in a fund with a portfolio consisting solely of securities issued by domestic companies.


ZERO COUPON BONDS
  A zero coupon (interest) "stripped" bond represents ownership in serially maturing interest or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. These bonds mature on the payment dates of the interest or principal which they represent. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individally against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocaable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns zero coupon bonds representing separate interests in the coupon (interest) payments and the principal payments from the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market values at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.


  If and when the Fund invests in zero coupon bonds, the Fund does not expect to have enough zero coupon bonds to have a material effect on dividends. The Fund has undertaken to a state securities authority to disclose that zero coupon securities pay no interest to holders prior to maturity, and the interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements; i.e., the Fund purchases a security subject to the Fund's obligation to resell and the seller's obligation to repurchase that security at an agreed upon price and date, such date usually being not more than seven days from the date of purchase. The resale price is based on the purchase price plus an agreed upon current market rate of interest that (for purposes of the transaction) is generally unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement imposes an obligation on the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The value of the underlying security is at least equal to the amount of the agreed upon resale price and marked to market daily to cover such amount. The Fund may enter into such agreements only with respect to U.S. government and foreign government securities, which may be denominated in U.S. or foreign currencies. The Fund may enter into such repurchase agreements with foreign banks and securities dealers approved in advance by the Fund's Trustees. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. It does not presently appear possible to eliminate all risks involved in repurchase agreements. These risks include the possibility of an increase in the market value of the underlying securities or inability of the repurchaser to perform its obligation to repurchase coupled with an uncovered decline in the market value of the collateral, including the underlying securities, as well as delay and costs to the Fund in connection with enforcement or bankruptcy proceedings. Therefore, it is the policy of the Fund to enter into repurchase agreements only with large, well-capitalized banks that are members of the Federal Reserve System and with primary dealers in U.S. government securities (as designated by the Federal Reserve Board) whose creditworthiness has been reviewed and found satisfactory by the Fund's advisers.

                                                                       EXHIBIT A

                            REDUCED SALES CHARGES


  Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or a deferred sales charge are eligible for inclusion in reduced sales charge programs.


  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the Prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. KIRC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by KIRC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by KIRC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, KIRC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by KIRC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints KIRC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or KIRC that a Letter of Intent is in effect each time a purchase is made.

                                KEYSTONE AMERICA
                                  FUND FAMILY

                      Capital Preservation and Income Fund

                           Government Securities Fund

                          Intermediate Term Bond Fund

                             Strategic Income Fund

                                World Bond Fund

                              Tax Free Income Fund

                        California Insured Tax Free Fund

                             Florida Tax Free Fund

                          Massachusetts Tax Free Fund

                             Missouri Tax Free Fund

                         New York Insured Tax Free Fund

                           Pennsylvania Tax Free Fund

                              Texas Tax Free Fund

                             Fund for Total Return

                           Global Opportunities Fund

                      Hartwell Emerging Growth Fund, Inc.

                              Hartwell Growth Fund

                                   Omega Fund

                              Fund of the Americas

                           Strategic Development Fund

[logo]
     KEYSTONE
     INVESTMENTS

     Keystone Investment Distributors Company
     200 Berkeley Street
     Boston, Massachusetts 02116-5045

HGF-P 1/96                    [RECYCLE LOGO]


                                    KEYSTONE




                                    HARTWELL
                                  GROWTH FUND

                                     [LOGO]

                                 PROSPECTUS AND
                                  APPLICATION

                         KEYSTONE HARTWELL GROWTH FUND


                                     PART B


                      STATEMENT OF ADDITIONAL INFORMATION

                         KEYSTONE HARTWELL GROWTH FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 30, 1996



         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Hartwell Growth Fund (the "Fund") dated January 30, 1996. A copy of the prospectus may be obtained from Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter, 200 Berkeley Street, Boston, Massachusetts 02116-5034.


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                        Page

         The Fund                                                        2
         Investment Policies                                             2
         Investment Methods                                              2
         Investment Restrictions                                         4
         Distributions and Taxes                                         6
         Valuation of Securities                                         6
         Sales Charges                                                   8
         Distribution Plans                                             11
         Investment Adviser                                             15
         SubAdviser                                                     18
         Trustees and Officers                                          19
         Principal Underwriter                                          23
         Brokerage                                                      24
         Declaration of Trust                                           26
         Standardized Total Return
           and Yield Quotations                                         28
         Additional Information                                         29
         Appendix                                                      A-1
         Financial Statements                                          F-1
         Independent Auditors' Report                                 F-12


--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

         The Fund is a non-diversified open-end investment company commonly known as a mutual fund. The Fund's investment objective is capital appreciation. The Fund was reorganized as a Massachusetts business trust on May 30, 1995. Originally, the Fund had been incorporated in New York on November 30, 1965 and began operations on March 31, 1966. The Fund is one of 30 funds advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone"). Keystone has retained the services of J.M. Hartwell Limited Partnership ("Hartwell") to provide the Fund with subadvisory services, subject to the supervision of the Fund's Board of Trustees and Keystone. Effective July 27, 1993, the Fund changed its name from Hartwell Growth Fund, Inc. to Keystone America Hartwell Growth Fund, Inc., and in connection with its reorganization as a Massachusetts business trust the Fund's name became Keystone Hartwell Growth Fund.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.


--------------------------------------------------------------------------------
                              INVESTMENT POLICIES
--------------------------------------------------------------------------------

         In seeking to achieve the Fund's investment objective of capital appreciation, the Fund's advisers select for investment not only those few companies whose unique characteristics or proprietary advantages, they believe, offer the best prospects for well above average increases in revenues and earnings, but also companies that tend to be grouped in industries that, from time to time, are judged to be less likely to be affected by the business cycle and to have strong prospects for revenue growth. The Fund's advisers continuously monitor these companies and their industries to make certain the companies retain the characteristics that led to their selection in the first place. Ratings criteria applicable to the Fund are more fully explained in the Appendix to this statement of additional information.


--------------------------------------------------------------------------------
                               INVESTMENT METHODS
--------------------------------------------------------------------------------

         The Fund considers a number of factors when selecting investments, including the growth prospects for a company's products, the economic outlook for its industry, its new product development, its operating management capabilities, utilization and reinvestment of earnings, the relationship between the price of the security and estimated fundamental values and an analysis of the market, economic and political environments. Before a company is selected for the Fund's portfolio, it is subjected to a 20-point test developed by the Fund's subadviser. The test includes such objective criteria as position in the marketplace (normally only companies ranking first or a close second will be considered), average gross profit margin (will normally average at least 45% over three years), ratio of long-term debt to total capital (will generally be under 25%) as well as more subjective criteria including breadth of product line, proprietary product position, distribution strength and pricing flexibility.

         In determining the companies in which to actually invest, the Fund considers a number of additional criteria including the following:

         Growth: The annual growth rate over the next two to three years is estimated by the Fund's advisers to be at least 1 1/2 times that of the market as a whole.

         Valuation:              Total market capitalization should not be more
                                 than twice the projected revenues and the anticipated growth rate should be at least twice the price earnings ratio.

         Generally, the Fund will sell a stock if its current price-earnings multiple exceeds its growth rate by more than one-half. The Fund considers selling a stock if it experiences a price erosion of 15%. The Fund will sell a stock whenever the reasons for which it was purchased are no longer valid or if its fundamentals begin to deteriorate. The Fund will not invest for management or control.

         No assurance can be given that the Fund's objective will be realized. The Fund's shares may increase or decrease in value depending upon many factors that might produce fluctuations in the value of securities held by the Fund. Factors generally affecting security values include changes in earnings, dividends, growth outlook, operating gains or losses, general market conditions or economic and political conditions.

NATURE OF INVESTMENT OBJECTIVE

         Except as otherwise specified in the prospectus or statement of additional information, the investment objective, policies and methods of the Fund are not fundamental and may be changed without the vote of a majority of the Fund's outstanding shares when, in the judgment of the Fund's Board of Trustees, such changes are advisable. If the Fund's investment objective is changed and a shareholder determines that the Fund is no longer an appropriate investment, the shareholder may redeem his shares but may be subject to a contingent deferred sales charge upon redemption. Fundamental policies may not be changed without the vote of a majority of the Fund's outstanding shares (which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).


--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without the vote of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")), of the Fund's outstanding shares. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

         The Fund may not do the following:

         (1) act as underwriter of securities issued by other persons, except insofar as the Fund may technically be deemed to be an underwriter by virtue of the disposition of a particular block of securities;

         (2) make loans, except that the purchase of bonds, debentures or other debt securities issued by publicly held companies, either from the issuer thereof or from others, shall not be deemed to be the making of loans;

         (3) invest in real estate, commodities or commodity contracts, but this limitation does not preclude the purchase of marketable securities of any real estate investment trust or other issuer engaged in the business of purchasing or selling real estate;

         (4) borrow money, except that the Fund may (a) borrow from a bank as a temporary measure for extraordinary or emergency purposes not in excess of 10% of its total assets taken at cost or, in any event, in excess of 33% of its total assets valued at market or, in the absence of market quotations, at their fair value;

         (5) concentrate its investments by making any purchase which would result in the investment of more than 25% of the total value of its assets in the securities of issuers in any particular industry or group of industries; or

         (6) invest more than 10% of the value of the Fund's net assets in securities of companies with an operating history of less than three years.

         In addition to the above policies, the Fund has also adopted the following non-fundamental restrictions which may be changed without shareholder approval.

         The Fund will not do the following:

         (1) purchase securities on margin, except it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (2) make short sales of securities, unless at the time of such sale it owns an equal amount of such securities, or, by virtue of ownership of convertible or exchangeable securities, it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short;

         (3) purchase more than 10% of the outstanding voting securities of any other issuer;

         (4) invest in puts and calls, or in securities of an investment trust (other than real estate investment trusts) or another investment company;

         (5) purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment advisers, who own individually more than .5% of such issuer, together own more than 5% of the securities of such issuer;

         (6) invest in oil, gas and other mineral leases;

         (7) invest more than 5% of the value of the Fund's net assets in warrants (valued at the lower of cost or market). Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value for purposes of this limitation; and

         (8) purchase or sell real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).


--------------------------------------------------------------------------------
                            DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

         The Fund distributes to its shareholders dividends from net investment income and net realized long-term and short-term capital gains annually in shares or, at the option of the shareholder, in cash. Shareholders who have not opted, prior to the record date for any distribution, to receive cash will have the number of distributed shares determined on the basis of the Fund's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder regardless of the period of time Fund shares have been held by the shareholder. However, if such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined, to the best of the Fund's ability, to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.


--------------------------------------------------------------------------------
                      VALUATION OF SECURITIES
--------------------------------------------------------------------------------

         Current values for the Fund's portfolio securities are determined as follows:

         (1) securities for which market quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

         (2) short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market and which reflects fair value as determined by the Fund's Board of Trustees;

         (3) short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (4) short-term investments having maturities of more than sixty days, for which market quotations are readily available, are valued at current market value; and

         (5) the following are valued at prices deemed in good faith to be fair under procedures established by the Fund's Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available, and (b) other assets.

         The Fund believes that reliable market quotations are generally not readily available for purposes of valuing fixed income securities. As a result, depending on the particular securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures which have been approved by the Fund's Board of Trustees. The Fund's Board of Trustees has authorized the use of a pricing service to determine the fair value of its fixed income securities and certain other securities. Securities for which market quotations are readily available are valued on a consistent basis at that price quoted which, in the opinion of the Board of Trustees or the person designated by the Board of Trustees to make the determination, most nearly represents the market value of the particular security. Any securities for which market quotations are not readily available or other assets are valued on a consistent basis at fair value as determined in good faith using methods prescribed by the Fund's Board of Trustees.


--------------------------------------------------------------------------------
                                 SALES CHARGES
--------------------------------------------------------------------------------

GENERAL

         Generally, the Fund offers three classes of shares. Class A shares are offered with a maximum sales charge of 5.75% payable at the time of purchase ("Front End Load Option"). Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge payable upon redemption during the 72 month period following the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a contingent deferred sales charge upon redemption during the four calendar years following the purchase ("Back End Load Option"). Class B shares purchased on or after June 1, 1995 that have been outstanding eight years from and including the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 that have been outstanding during seven calendar years will similarly convert to Class A shares. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to Keystone Investor Resource Center, Inc., the Fund's transfer and dividend disbursing agent ("KIRC").) Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase ("Level Load Option"). Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter. The prospectus contains a general description of how investors may buy shares of the Fund as well as a table of applicable sales charges for Class A shares; a discussion of reduced sales charges that may apply to subsequent purchases; and a description of applicable contingent deferred sales charges.

CONTINGENT DEFERRED SALES CHARGES

         In order to reimburse the Fund for certain expenses relating to the sale of its shares (See "Distribution Plan"), a contingent deferred sales charge may be imposed at the time of redemption of certain Fund shares, as follows:

CLASS A SHARES

         With certain exceptions, purchases of Class A shares made on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000, and/or (2) purchased by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front-end sales charge, will be subject to a contingent deferred sales charge of 1.00% during the 24 month period following the date of purchase. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 may be subject to a contingent deferred sales charge of 0.25% upon redemption during the one-year period commencing on the date such shares were originally purchased. The contingent deferred sales charge will be retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES

         With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge as a percentage of net asset value or net cost of such Class B shares redeemed during succeeding twelve-month periods following the month of purchase as follows: 5% during the first period; 4% during the second period; 3% during the third period; 3% during the fourth period; 2% during the fifth period; and 1% during the sixth period. No deferred sales charge is imposed on amounts redeemed thereafter.

         With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, may impose a deferred sales charge of 3% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2% on shares redeemed during the second calendar year after the year of purchase; and 1% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales charges and Waiver of Sales Charges" below.

CLASS C SHARES

         With certain exceptions, the Fund will impose a deferred sales charge of 1% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares.

         No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of such shares;
(2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than one or two years, as the case may be, from the date of purchase; (4) Class B shares held during more than four consecutive calendar years or more than 72 months after the month of purchase, as the case may be; or (5) Class C shares held for more than one year from the date of purchase.

         Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. There is no contingent deferred sales charge when the shares of a class are exchanged for the shares of the same class of another Keystone America Fund. Moreover, when shares of one such class of a fund have been exchanged for shares of another such class of a fund, the calendar year of the purchase of the shares of the fund exchanged into is assumed to be the year shares tendered for exchange were originally purchased.

WAIVER OF SALES CHARGES

         Shares of the Fund also may be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees and sales representatives of the Fund, Keystone, Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("Keystone Investments"), their subsidiaries and affiliates or the Principal Underwriter, who have been such for not less than ninety days; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates for the benefit of their Directors, Trustees, officers, full-time employees and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter, provided all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge is charged on purchases of shares of the Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Fund or any other Fund in the Keystone Investments Family of Funds pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old;
(4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an Automatic Withdrawal Plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

REDEMPTION OF SHARES

         The Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's assets in any 90-day period.


--------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1.

DISTRIBUTION PLANS IN GENERAL

         The NASD limits the amount that a Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter).

CLASS A DISTRIBUTION PLAN. The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to up to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity which is primarily intended to result in the sale of its shares, including without limitation, expenditures consisting of payments to a principal underwriter of the Fund (currently the Principal Underwriter) to enable the Principal Underwriter to pay or to have paid to others (dealers) who sell Class A shares a service or other fee, at such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others outstanding on the books of the Fund for specific periods.

CLASS B DISTRIBUTION PLANS. The Fund has adopted Distribution Plans for its Class B shares. Each Class B Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity which is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the principal underwriter (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class B shares sold since inception of the Distribution Plans; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to brokers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party receives service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient outstanding on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Class B Distribution Plan that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

         If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Class B Distribution Plan. If a Class B Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

         In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.

CLASS C DISTRIBUTION PLAN. The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity which is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the principal underwriter (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipients and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, brokers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25% of the average daily net asset value of each Class C share maintained by the recipients outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         Whether any expenditure under a Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.

         Each of the Distribution Plans may be terminated at any time by a vote of the Fund's Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by the Trustees, including the Rule 12b-1 Trustees. Unpaid distribution costs at fiscal year end September 30, 1995 were: $50,304 for Class B shares purchased prior to June 1, 1995 (4.37% of net class assets of such Class B shares); $7,163 for Class B shares purchased on or after June 1, 1995 (0.62% of net class assets of such Class B shares); and $45,643 for Class C shares (6.44% of Class C net class assets).

         During the fiscal year ended September 30, 1995, the Fund paid the Principal Underwriter: $15,075 under its Class A Distribution Plan; $7,699 for Class B shares sold prior to June 1, 1995; $254 for Class B shares sold on or after June 1, 1995; and $4,351 under its Class C Distribution Plan.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Rule 12b-1 Trustees quarterly. The Rule 12b-1 Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by a Distribution Plan as stated above.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business and affairs. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a corporation privately owned by current and former members of management and certain employees of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the Trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, their affiliates and the Keystone Investments Family of Funds.

         Except as otherwise noted below, pursuant to an Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), and subject to the supervision of the Fund's Board of Trustees, Keystone manages and administers the operation of the Fund and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions. The Advisory Agreement stipulates that Keystone shall provide office space, all necessary office facilities, equipment and personnel in connection with its services and pay or reimburse the Fund for the compensation of Fund officers and Trustees who are affiliated with the investment adviser as well as pay all of its expenses incurred in connection with the provision of its services. All charges and expenses, other than those specifically referred to as being borne by Keystone, will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plans; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission (sometimes referred to herein as the "SEC" or the "Commission") or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         The Advisory Agreement permits Keystone to enter into an agreement with Hartwell, or another investment adviser, pursuant to which Hartwell or such other investment adviser, (as investment adviser and subject to the supervision of the Fund's Board of Trustees and Keystone) will furnish an investment program for the Fund and will furnish to the Fund and Keystone from time to time, as needed, investment research, advice, information and recommendations concerning securities to be acquired, held or sold by the Fund. Keystone has entered into a Subinvestment Advisory Agreement with Hartwell.

         For the services provided by Keystone, the Fund pays a basic monthly management fee of 1/12 of 1% of that portion of the Fund's average daily net asset value during the latest 12 months (a moving average method), up to and including $100,000,000 (an annual rate of 1%), 1/12 of 0.90% of that portion over $100,000,000 up to and including $200,000,000 (an annual rate of 0.90%), 1/12 of 0.80% of that portion over $200,000,000 up to and including $300,000,000 (an annual rate of 0.80%), 1/12 of 0.70% of that portion over $300,000,000 up to and including $400,000,000 (an annual rate of 0.70%) and 1/12 of 0.65% of that portion over $400,000,000 (an annual rate of 0.65%). For the fiscal year ended September 30, 1995, the Fund had average daily net assets of $20,738,279. The basic management fee is accrued daily and paid monthly.

         The basic management fee payable by the Fund to Keystone is subject to an incentive adjustment, calculated monthly, depending upon the performance of the Fund relative to the Standard & Poor's 500 Index (the "Index"), on the basis of 1/12 of the results during the latest 12 months (a moving average method). The incentive adjustment, if any, is added to or subtracted from the monthly basic management fee, and is payable after the close of each month on the basis of the latest 12 months' results. The incentive adjustment is accrued as incurred for the purpose of calculating the redemption price and offering price per share. The incentive adjustment for the Fund is calculated each month as follows:

         (1) The sum of the net asset value of a share of the Fund at the end of the last 12-month period, plus the value per share during such period of all cash distributions made and capital gain taxes paid or payable on undistributed realized long-term capital gains (treated as reinvested in shares of the Fund on the record date of such distribution or the date on which provision for such taxes is made, as the case may be) is compared to the net asset value per share of the Fund at the beginning of the period and the difference is expressed as a percentage (the "Fund's percentage change").

         (2) The Fund's percentage change is compared to the percentage change in the Index, which change is determined by adding to the level of the Index at the end of the period, in accordance with SEC guidelines, the value of cash distributions on securities which comprise the Index, treated as reinvested in the Index based on a monthly value supplied by Standard & Poor's and comparing such adjusted level with the level of the Index at the beginning of the period.

         (3) If the Fund's percentage change during such period shows a relative performance more than 5 percentage points better or worse than that of the Index, the excess over 5 percentage points is the "excess performance differential," and the incentive adjustment is an amount equal to 5% of this "excess performance differential" multiplied by the net asset value of the Fund averaged daily over the 12-month period and divided by 12. The incentive adjustment for any month, however, may not exceed 1/12 of 1/2 of 1% of the average net asset value for any 12-month period (equivalent on an annual basis to an adjustment of 1/2 of 1%). A percentage change in a share of the Fund which is no greater than 5 percentage points better or worse than the percentage change in the Index results in no incentive adjustment.

         During the fiscal year ended September 30, 1993, the Fund paid or accrued to Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"), which served as the Fund's investment adviser prior to January 30, 1995, $239,841, which represented 0.90% of the Fund's average daily net assets.

         During the fiscal year ended September 30, 1994, the Fund paid or accrued to Hartwell Keystone $233,942, which represented 0.89% of the Fund's average daily net assets.

         During the period from October 1, 1994 through January 30, 1995, the Fund paid or accrued to Hartwell Keystone $92,468, which represented .45% of the Fund's average daily net assets. During the period from January 31, 1995 through September 30, 1995, the Fund paid or accrued to Keystone $68,301, which represented .33% of the Fund's average daily net assets.

         As a continuing condition of registration of shares in a state, Keystone has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of certain percentages of the Fund's average daily net assets. Keystone is not required, however, to make such reimbursements to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. This condition may be modified or eliminated in the future.

         The Advisory Agreement continues in effect from year to year only if approved at least annually by the Fund's Board of Trustees or by a vote of a majority of the Fund's outstanding shares, and such renewal has been approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of the Fund's outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.


--------------------------------------------------------------------------------
                                   SUBADVISER
--------------------------------------------------------------------------------

         Pursuant to the terms of the Advisory Agreement with the Fund, Keystone has delegated certain of its investment advisory functions, except for certain administrative and management services, to Hartwell and has entered into a SubInvestment Advisory Agreement (the "Subadvisory Agreement") with Hartwell under which Hartwell furnishes to the Fund and Keystone from time to time, as needed, investment research, advice, information and recommendations concerning securities to be acquired, held or sold by the Fund.

         Hartwell, located at 515 Madison Avenue, New York, New York 10022, was organized in 1994 and is a majority-owned subsidiary of JMH Management Corporation.

         For its services for each calendar month, Hartwell receives promptly from Keystone after calculation of the monthly fee due Keystone under the Advisory Agreement, 40% of Keystone's basic monthly management fee as described above on all assets and 60% of Keystone's incentive adjustment as described above on all assets, provided that Hartwell's total fee will always equal at least 25% of the combined total fee paid by the Fund. The Fund has no responsibility to pay Hartwell's fee.

         The Subadvisory Agreement automatically renews for successive one-year periods unless either party to the agreement has given the other party at least sixty days' written notice of its intention to terminate the agreement at the end of the contract period then in effect; provided, however, that the continuation of the Subadvisory Agreement for more than two years shall be subject to the receipt of annual approvals of the Fund's Board of Trustees or shareholders in accordance with the 1940 Act and the rules thereunder. The Subadvisory Agreement may be terminated at any time, without penalty, by the Fund's Board of Trustees or a majority of the Fund's outstanding shares, on 60 days' written notice to Hartwell. The Subadvisory Agreement will automatically terminate upon its "assignment" (as defined in the 1940 Act) by either party.

         For the fiscal years ended September 30, 1993, 1994 and for the period from October 31, 1994 through January 30, 1995, Hartwell Management Company, Inc., Hartwell's predecessor which served as the Fund's subadviser prior to January 30, 1995, received $172,732, $166,670 and $33,449 from Hartwell Keystone for its services under its SubInvestment Advisory Agreement.

         For the period from January 31, 1995 through September 30, 1995, Hartwell, the Fund's Subadviser since January 31, 1995, received $34,981 for its services under the Subinvestment Advisory Agreement.

         The Fund is subject to certain annual state expense limitations, the most restrictive of which are as follows:

         2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Fund average net assets; and 1.5% of the Fund average net assets over $100 million.

         Capital charges and certain expenses, including a portion of the Fund's Distribution Plan fees, are not included in the calculation of the state expense limitation. This limitation may be modified or eliminated in the future.


--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and
         Trustee of the Fund; Chairman of the Board, President,
         Director and Chief Executive Officer of Keystone Investments,
         Inc. ("Keystone Investments"); President, Chief Executive
         Officer and Trustee or Director of all 30 Funds in the Keystone Investments Family of Funds; Director and Chairman of the Board, Chief Executive Officer and Vice Chairman of
         Keystone Investment Management Company ("Keystone"); Chairman of the Board and Director of Keystone Institutional Company,
         Inc. ("Keystone Institutional") (formerly named Keystone
         Investment Management Corporation), and Keystone Fixed Income
         Advisors ("KFIA"); Director, Chairman of the Board, Chief
         Executive Officer and President of Keystone Management, Inc. ("Keystone Management"), Keystone Software Inc. ("Keystone
         Software"); Director and President of Keystone Asset
         Corporation, Keystone Capital Corporation, and Keystone Trust
         Company; Director of Keystone Investment Distributors Company
         ("the Principal Underwriter"), Keystone Investor Resource
         Center, Inc. ("KIRC"), and Fiduciary Investment Company, Inc. ("FICO"); Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; former Trustee of Neworld Bank; former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); and former Director and Vice President of Robert Van Partners, Inc.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other Keystone
         Investments Funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice) and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Director of Keystone Investments; Chairman of the Board and Trustee or Director of all other Keystone Investments Funds; Director and Chairman of the Board of Hartwell Keystone; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Chairman of the Board and Chief Executive Officer of Keystone Investments; and former Chief Executive Officer of the Fund.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Executive Director, Coalition of Essential Schools, Brown University; Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; and former Dean, School of Business, Adelphi University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; former Group Vice
         President, Textron Corp.; and former Director, Peoples Bank (Charlotte, N.C).

LEROY  KEITH, JR.: Trustee of the Fund; Trustee or Director of all other
         Keystone Investments Funds; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other
         Keystone Investments Funds; Chairman of the Board, Director and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments and Keystone.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc. and the Investment Company Institute; former Governor of Vermont; former Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Member, Georgetown College Board of Advisors; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President and Vice Chairman of The Travelers Corporation; and former Managing Director of Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former Presi-dent, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; Director, Senior Vice President, Chief Financial Officer and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, Keystone Trust Company; Treasurer of Keystone Institutional and FICO; Treasurer and Director of Keystone Management, and Keystone Software; Vice President and Treasurer of KFIA; Director of KIRC; former Treasurer of Robert Van Partners, Inc.; and former Treasurer and Director of Hartwell Keystone.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; and President of Keystone.

KEVIN  J. MORRISSEY: Treasurer of the Fund; Treasurer of all other Keystone
         Investments Funds; Vice President of Keystone Investments; Assistant Treasurer of FICO and Keystone; and former Vice President and Treasurer of KIRC.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
         Vice President and Secretary of all other Keystone Investments Funds; Senior Vice President, General Counsel and Secretary of Keystone; Senior Vice President, General Counsel, Secretary and Director of the Principal Underwriter, Keystone Management and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel and Director of FICO and KIRC; Vice President and Secretary of KFIA; Senior Vice President, General Counsel and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; and former Senior Vice President and Secretary of Hartwell Keystone and Robert Van Partners, Inc.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Elfner and Mr. Bissell are "interested persons" by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer, President and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.

         During the fiscal year ended September 30, 1995, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the unaffiliated Trustees received no retainers and fees from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Investments Family of Funds (which includes 30 mutual funds) for the fiscal year ended September 30, 1995, totalled approximately $463,916. As of October 31, 1995, the Fund's Trustees and officers beneficially owned less than 1% of the Fund's then outstanding Class A shares, Class B and Class C shares.

         Except where otherwise indicated, the address of all of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


--------------------------------------------------------------------------------
                             PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

         The Fund has entered into Principal Underwriting Agreements (the "Underwriting Agreements") with the Principal Underwriter, a wholly-owned subsidiary of Keystone.

         The Principal Underwriter, located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034, is a Delaware corporation. The Principal Underwriter, as agent, currently has the right to obtain subscriptions for and to sell shares of the Fund to the public. In so doing, the Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from brokers, dealers or others, acting as principals, for sales of shares. No such representative, dealer or broker has any authority to act as agent for the Fund. The Principal Underwriter has not undertaken to buy or to find purchasers for any specific number of shares. The Principal Underwriter may receive payments from the Fund pursuant to the Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the offering price of the shares, such price being in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, the current prospectus and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         From time to time, if in the Principal Underwriter's judgment it could benefit the sales of Fund shares, the Principal Underwriter may use its discretion in providing to selected dealers promotional materials and selling aids, including, but not limited to, personal computers, related software and Fund data files.

         The Principal Underwriter has agreed that it will in all respects duly conform with all state and federal laws applicable to the sale of the shares and will indemnify and hold harmless the Fund, and each person who has been, is or may be a Trustee or officer of the Fund, against expenses reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         The Underwriting Agreements will remain in effect as long as their terms and continuance are approved by a majority of the Fund's Independent Trustees at least annually at a meeting called for that purpose and if their continuance is approved annually by vote of a majority of Trustees or by vote of a majority of the outstanding shares.

         The Underwriting Agreements may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreements will terminate automatically upon their "assignment" as that term is defined in the 1940 Act.


--------------------------------------------------------------------------------
                                   BROKERAGE
--------------------------------------------------------------------------------

         It is the policy of the Fund, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Management weighs such considerations by management in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund or its advisers is considered to be in addition to, and not in lieu of, services required to be performed by the adviser under its Advisory Agreement with the Fund or the subadviser under its SubAdvisory Agreement. The cost, value and specific application of such information are indeterminable and cannot be practically allocated among the Fund and other clients of the advisers who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Advisory Agreement and the SubAdvisory Agreement, the advisers are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the advisers do follow such a practice, they will do so on a basis which is fair and equitable to the Fund.

         The Fund expects that purchases and sales of securities usually will be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund may participate, if and when practicable, in group bidding for the purchase directly from an issuer of certain securities for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group.

         Neither the advisers nor the Fund intend to place securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees, however, has determined that the Fund may follow a policy of considering sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The policy of the Fund with respect to brokerage is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Fund are made independently by the advisers from those of the other funds and investment accounts managed by the advisers. It may frequently develop that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

         In no instance are portfolio securities purchased from or sold to the advisers, the Principal Underwriter or any of their affiliated persons, as defined in the 1940 Act and rules and regulations issued thereunder.

         For the fiscal years ended September 30, 1993, 1994 and 1995, the Fund paid $18,295, $16,565 and $11,270, respectively, in brokerage commissions.


--------------------------------------------------------------------------------
                              DECLARATION OF TRUST
--------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated March 18, 1992. A copy of the Declaration of Trust (the "Declaration of Trust") is filed as an exhibit to the Registration Statement of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest as classes of shares, each of which represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund is authorized to issue additional classes or series of shares. The Fund currently issues three classes of shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for certain obligations of the trust. The possibility of the shareholders being held liable appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. Accordingly, shareholders will not be liable for obligations thereunder if this procedure is followed leaving only the unlikely possibility of shareholder liability for tort liability incurred by the Fund. In addition, the Declaration of Trust provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund will, upon request, assume the defense of any claim made against any shareholder of the Fund for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares.
Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.


--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added and the maximum sales charge and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The cumulative total returns of Class A shares of the Fund for the five and ten year periods ended September 30, 1995 were 98.19% and 300.34%, respectively. The compounded average annual rates of return for Class A shares of the Fund for the one, five and ten year periods ended September 30, 1995 were 16.19%, 14.66% and 14.88%, respectively.

         The cumulative total returns for Class B shares of the Fund for the period since commencement of operations (August 2, 1993) through September 30, 1995 ("Life of the Fund") was 15.00%. The compounded average annual rates of return for Class B shares of the Fund for the one year period ended September 30, 1995 and the Life of the Fund were 18.10% and 6.67%, respectively.

         The cumulative total returns for Class C shares of the Fund for the period since commencement of operations (August 2, 1993) until September 30, 1995 ("Life of the Fund") was 17.29%. The compounded average annual rates of return for Class C shares of the Fund for the one year period ended September 30, 1995 and the Life of the Fund were 22.04% and 7.65%, respectively.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund does not presently intend to advertise current yield.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian ("Custodian") of all securities and cash of the Fund. The Custodian performs no investment management functions for the Fund but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the independent auditors for the Fund.

         KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone and acts as transfer agent and dividend disbursing agent for the Fund.

         As of October 31, 1995, to the best of the Fund's knowledge, no shareholders owned 5% or more of the Fund's Class A outstanding shares.

         As of October 31, 1995, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Drive E 3rd Floor, Jacksonville, FL 32246-6484, owned 16.11% of the Fund's Class B outstanding shares. As of October 31, 1995, Kenneth
S. White, c/o Alan White, 506 W Mt. Pleasant Ave., Philadelphia, PA 19119-2929, owned 6.39% of the Fund's Class B outstanding shares.

         As of October 31, 1995, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Drive E 3rd Floor, Jacksonville, FL 32246-6484, owned 24.50% of the Fund's Class C outstanding shares. NFSC FEBO #AEJ-103772, Luben Christoff, 320 Seaview Ct #2002, Marco Island, FL 33937, owned 22.61% of the Fund's Class C outstanding shares.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and statement of additional information omit certain information contained in the registration statement filed with the Commission which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

         The Fund is one of 15 different investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. The Keystone America Fund Family consists of the following Funds having the various investment objectives described below:

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE HARTWELL GROWTH FUND - Seeks capital appreciation by investment in securities selected for their long-term growth prospects.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of five separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds.

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America).

KEYSTONE STRATEGIC DEVELOPMENT FUND - Seeks long-term capital growth by investing primarily in equity securities.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                       COMMON AND PREFERRED STOCK RATINGS

A.       S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

 A+      Highest               B+      Average             C  Lowest
 A       High                  B       Below Average       D  In Reorganization
 A       Above Average         B       Lower

S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

B.  MOODY'S COMMON STOCK RANKINGS

         Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten-year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

         (1)      High Grade
         (2)      Investment Grade
         (3)      Medium Grade
         (4)      Speculative Grade

C.       MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         3. a: An issue which is rated "a" is considered to be an uppermedium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

------------------------------------------------------------------------------
Keystone Hartwell Growth Fund

SCHEDULE OF INVESTMENTS--September 30, 1995

                                      Number
                                        of         Market
                                      Shares        Value
---------------------------------     --------   -----------
COMMON STOCKS (99.4%)
BUSINESS SERVICES (13.7%)
Ceridian Corp. (a)                      9,000    $   399,375
Fritz Companies (a)                    12,000        884,250
General Motors Corp., Class E          15,000        682,500
Reuters Holdings ADR B                 21,000      1,110,375
---------------------------------      ------      ---------
                                                   3,076,500
---------------------------------      ------      ---------
CABLE/MEDIA (15.3%)
Capital Cities/ABC, Inc.               10,000      1,176,250
Lin Television Corp. (a)                3,942        122,202
Tele Communications, Inc., TCI
  Group, Class A (a)                   51,800        906,500
Tele Communications, Inc.,
  Liberty Media Group, Class A
  (a)                                  17,950        480,162
Viacom, Inc., Class A (a)              10,000        497,500
Viacom, Inc., Class B (a)               5,000        248,750
---------------------------------      ------      ---------
                                                   3,431,364
---------------------------------      ------      ---------
CELLULAR (11.0%)
Airtouch Communications (a)            20,000        612,500
Vanguard Cellular Systems, Inc.,
  Class A (a)                          15,000        384,375
Vodafone Group ADR                     36,000      1,476,000
---------------------------------      ------      ---------
                                                   2,472,875
---------------------------------      ------      ---------
CHEMICALS (5.6%)
Great Lakes Chemical Corp.             18,600      1,257,825
---------------------------------      ------      ---------
COMMUNICATIONS & EQUIPMENT (20.7%)
Cabletron Systems, Inc. (a)            21,000      1,383,375
DSC Communications Corp. (a)           17,000      1,007,250
Motorola, Inc.                         29,500      2,253,063
---------------------------------      ------      ---------
                                                   4,643,688
---------------------------------      ------      ---------
COMPUTER SOFTWARE (9.6%)
BMC Software, Inc. (a)                 10,000        460,000
Indigo N.V. (a)                         3,200         74,000
Microsoft Corp. (a)                    18,000      1,629,000
---------------------------------      ------      ---------
                                                   2,163,000
---------------------------------      ------      ---------
FINANCIAL SERVICES (9.6%)
Federal Home Loan Mortgage Corp.       10,700    $   739,638
Federal National Mortgage
  Association                           7,000        724,500
MGIC Investment Corporation            12,000        687,000
---------------------------------      ------      ---------
                                                   2,151,138
---------------------------------      ------      ---------
HEALTHCARE SERVICES (1.3%)
Apria Healthcare (a)                   12,000        297,000
---------------------------------      ------      ---------
INSURANCE (4.6%)
American International Group,
  Inc.                                 12,000      1,020,000
---------------------------------      ------      ---------
SEMICONDUCTOR (8.0%)
Intel Corp.                            30,000      1,803,750
---------------------------------      ------      ---------
TOTAL COMMON STOCKS
  (Cost--$12,822,923)                             22,317,140
---------------------------------      ------      ---------
                                     Maturity
                                       Value
---------------------------------      ------      ---------
REPURCHASE AGREEMENTS (0.6%)
State Street Bank and Trust Co.,
  5.250%, purchased 09/29/95
  (Collateralized by $115,000,
  U.S. Treasury Bonds, 8.875%,
  02/15/19) maturing 10/02/95
  (Cost--$140,000)                   $140,061        140,000
---------------------------------      ------      ---------
TOTAL INVESTMENTS
  (Cost--$12,962,923) (b)                         22,457,140
OTHER ASSETS AND LIABILITIES--NET
  (0.0%)                                               2,299
---------------------------------      ------      ---------
NET ASSETS (100%)                                $22,459,439
---------------------------------      ------      ---------

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing security.

(b) The cost of investments for federal income tax purposes is $12,980,476. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at September 30, 1995 are as follows:

Gross unrealized appreciation    $9,611,777
Gross unrealized depreciation      (135,113)
                                 ----------
Net unrealized appreciation      $9,476,664
                                 ==========

See Notes to Financial Statements.

PAGE 9
 ------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                                                                 For the period
                                                                                                   January 1,
                                                                                                 1990 through
                                                       Year Ended September 30,                  September 30,
                                           1995       1994       1993       1992       1991           1990
-------------------------------------      ------     ------     ------     ------     ------    --------------
Net asset value beginning of period      $ 20.96    $ 25.41    $ 21.73    $ 19.41    $ 16.39        $ 19.98
-------------------------------------       ----       ----       ----       ----       ----       ------------
Income from investment operations:
Net investment loss                        (0.24)     (0.33)     (0.29)     (0.25)     (0.20)         (0.19)
Net gains (losses) on securities            4.53      (1.75)      3.97       3.27       5.59          (3.40)
-------------------------------------       ----       ----       ----       ----       ----       ------------
  Total from investment operations          4.29      (2.08)      3.68       3.02       5.39          (3.59)
-------------------------------------       ----       ----       ----       ----       ----       ------------
Less distributions:
Distributions from capital gains           (2.20)     (2.37)      0.00      (0.70)     (2.37)          0.00
-------------------------------------       ----       ----       ----       ----       ----       ------------
  Total distributions                      (2.20)     (2.37)      0.00      (0.70)     (2.37)          0.00
-------------------------------------       ----       ----       ----       ----       ----       ------------
Net asset value end of period            $ 23.05    $ 20.96    $ 25.41    $ 21.73    $ 19.41        $ 16.39
-------------------------------------       ----       ----       ----       ----       ----       ------------
Total return (c)                           23.28%     (8.72%)    16.94%     15.91%     37.88%        (17.97%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             1.85%(d)   2.05%      1.89%      2.11%      2.38%          3.00%(b)
 Net investment loss                       (1.15%)    (1.49%)    (1.27%)    (1.18%)    (1.15%)        (1.30%)(b)
Portfolio turnover rate                       34%        27%        42%        32%        53%            80%
-------------------------------------       ----       ----       ----       ----       ----       ------------
Net assets end of period (thousands)     $20,600    $19,971    $26,198    $25,697    $17,952        $13,960
-------------------------------------       ----       ----       ----       ----       ----       ------------

                                                        Year Ended December 31,
                                            1989          1988          1987          1986
-------------------------------------     ----------   ----------    ----------   ------------
Net asset value beginning of period       $ 14.82       $ 14.35       $ 12.01        $ 11.40
-------------------------------------      --------      --------      --------      ----------
Income from investment operations:
Net investment loss                         (0.24)        (0.28)        (0.11)         (0.21)
Net gains (losses) on securities             5.40          0.75          2.93           2.77
-------------------------------------      --------      --------      --------      ----------
  Total from investment operations           5.16          0.47          2.82           2.56
-------------------------------------      --------      --------      --------      ----------
Less distributions:
Distributions from capital gains             0.00          0.00         (0.48)         (1.95)
-------------------------------------      --------      --------      --------      ----------
  Total distributions                        0.00          0.00         (0.48)         (1.95)
-------------------------------------      --------      --------      --------      ----------
Net asset value end of period             $ 19.98       $ 14.82       $ 14.35        $ 12.01
-------------------------------------      --------      --------      --------      ----------
Total return (c)                            35.00%         3.14%        23.60%         24.51%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                              2.30%(a)      3.20%         2.70%          2.90%
 Net investment loss                        (1.30%)       (2.00%)       (0.90%)        (1.70%)
Portfolio turnover rate                        45%           39%          100%           102%
-------------------------------------      --------      --------      --------      ----------
Net assets end of period (thousands)      $18,590       $14,610       $25,887        $11,993
-------------------------------------      --------      --------      --------      ----------

Per share calculations for all periods are based on weighted average shares outstanding.

(a) Figure is net of expense reimbursement by Hartwell Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.70% for the year ended December 31, 1989.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) The annualized expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the annualized expense ratio would have been 1.84%.

See Notes to Financial Statements.

PAGE 10
 ------------------------------------------------------------------
Keystone Hartwell Growth Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)


                                                                           For the period
                                                                           August 2, 1993
                                                                         (Date of Initial
                                         Year Ended September 30,     Public Offering) to
                                               1995          1994      September 30, 1993
-------------------------------------     ----------   ----------    --------------------
Net asset value beginning of period          $20.80        $25.41                  $23.85
-------------------------------------      --------      --------      ------------------
Income from investment operations:
Net investment loss                           (0.41)        (0.52)                  (0.07)
Net gains (losses) on securities               4.44         (1.72)                   1.63
-------------------------------------      --------      --------      ------------------
  Total from investment operations             4.03         (2.24)                   1.56
-------------------------------------      --------      --------      ------------------
Less distributions:
Distributions from capital gains              (2.20)        (2.37)                   0.00
-------------------------------------      --------      --------      ------------------
  Total distributions                         (2.20)        (2.37)                   0.00
-------------------------------------      --------      --------      ------------------
Net asset value end of period                $22.63        $20.80                  $25.41
-------------------------------------      --------      --------      ------------------
Total return (b)                              22.10%        (9.40%)                  6.54%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                2.78%(c)      3.04%                   3.42%(a)
 Net investment loss                          (2.06%)       (2.45%)                 (2.80%)(a)
Portfolio turnover rate                          34%           27%                     42%
-------------------------------------      --------      --------      ------------------
Net assets end of period (thousands)         $1,150          $498                     $44
-------------------------------------      --------      --------      ------------------

Per share calculations for all periods are based on weighted average shares outstanding.

(a) Annualized.

(b) Excluding applicable sales charges.

(c) The annualized expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the annualized expense ratio would have been 2.77%.

See Notes to Financial Statements.

PAGE 11
 ------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)


                                                                           For the period
                                                                           August 2, 1993
                                                                         (Date of Initial
                                          Year Ended September 30,    Public Offering) to
                                               1995          1994      September 30, 1993
-------------------------------------     ----------   ----------    --------------------
Net asset value beginning of period          $20.71        $25.41                  $23.85
-------------------------------------      --------      --------      ------------------
Income from investment operations:
Net investment loss                           (0.41)        (0.51)                  (0.01)
Net gains (losses) on securities               4.41         (1.82)                   1.57
-------------------------------------      --------      --------      ------------------
  Total from investment operations             4.00         (2.33)                   1.56
-------------------------------------      --------      --------      ------------------
Less distributions:
Distributions from capital gains              (2.20)        (2.37)                   0.00
-------------------------------------      --------      --------      ------------------
  Total distributions                         (2.20)        (2.37)                   0.00
-------------------------------------      --------      --------      ------------------
Net asset value end of period                $22.51        $20.71                  $25.41
-------------------------------------      --------      --------      ------------------
Total return (b)                              22.04%        (9.80%)                  6.54%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                2.78%(c)      3.11%                   0.37%(a)
 Net investment loss                          (2.06%)       (2.47%)                 (0.14%)(a)
Portfolio turnover rate                          34%           27%                     42%
-------------------------------------      --------      --------      ------------------
Net assets end of period (thousands)           $709          $224                     $27
-------------------------------------      --------      --------      ------------------

Per share calculations for all periods are based on weighted average shares outstanding.

(a) Annualized

(b) Excluding applicable sales charges.

(c) The annualized expense ratio includes indirectly paid expenses for the year ended September 30, 1995. Excluding indirectly paid expenses, the annualized expense ratio would have been 2.77%.

See Notes to Financial Statements.

PAGE 12
 ------------------------------------------------------------------
Keystone Hartwell Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

 -------------------------------------------------------------------
Assets:
 Investments at market value (identified cost--
   $12,962,923) (Note 1)                                $22,457,140
 Cash                                                         2,149
 Receivable for:
  Fund shares sold                                            3,000
  Dividends and interest                                      8,860
 Prepaid expenses and other assets                           27,576
 -------------------------------------------------------------------
   Total assets                                          22,498,725
 -------------------------------------------------------------------
Liabilities:
 Payable for:
  Fund shares redeemed                                        6,835
  Due to Investment Adviser (Note 4)                         21,860
 Accrued reimbursable expenses (Note 4)                       2,008
 Other accrued expenses                                       8,583
 -------------------------------------------------------------------
   Total liabilities                                         39,286
 -------------------------------------------------------------------
Net assets                                              $22,459,439
 -------------------------------------------------------------------
Net assets represented by (Notes 1 and 3):
 Paid-in-capital                                        $ 9,823,811
 Accumulated net realized gains (losses) on
  investment  transactions                                3,141,411
 Net unrealized appreciation (depreciation) on
   investments                                            9,494,217
 -------------------------------------------------------------------
   Total net assets                                     $22,459,439
 -------------------------------------------------------------------
Net asset value (Notes 1 and 2):
 Class A Shares
  Net assets of $20,600,309 / 893,553 shares
    outstanding                                               $23.05
  Offering price per share ($23.05 / 0.9425) (based
    on sales charge of 5.75% of the offering price
    at September 30, 1995)                                    $24.46
 Class B Shares
  Net assets of $1,150,095 / 50,813 shares
    outstanding                                               $22.63
 Class C Shares
  Net assets of $709,035 / 31,500 shares outstanding          $22.51
 -------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 1995

Investment income: (Note 1)
Dividends (less foreign withholding
   tax of $6,730)                                 $  116,114
Interest                                              26,850
 -----------------------------------------------------------
 Total income                                        142,964
 -----------------------------------------------------------
Expenses (Notes 2, 4, and 5):
Management fee                        $160,769
Transfer agent fees                     83,519
Accounting, auditing, and legal         28,917
Printing                                22,027
Custodian fees                          22,908
Distribution Plan expenses              27,379
Registration fees                       47,148
Miscellaneous expenses                   1,502
 -----------------------------------------------------------
 Total expenses                        394,169
 Less: Expenses paid indirectly
    (Note 4)                            (2,174)
 -----------------------------------------------------------
 Net expenses                                        391,995
 -----------------------------------------------------------
Net loss from operations                            (249,031)
 -----------------------------------------------------------
NetRealized and unrealized gain (loss) on investment transactions (Notes 1 and
   3):
Net realized gain (loss) on
   investment transactions                         3,551,166
 -----------------------------------------------------------
Net change in unrealized
   appreciation (depreciation) on
   investment transactions:                        1,076,375
 -----------------------------------------------------------
Net gain on investments                            4,627,541
 -----------------------------------------------------------
Net increase in net assets
  resulting  from operations                      $4,378,510
 -----------------------------------------------------------

See Notes to Financial Statements.

PAGE 13
 ------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Year Ended September 30,
                                                                                  1995           1994
 ========================================================================================================
Operations:
Net loss from operations                                                      $  (249,031)   $  (352,633)
Net realized gain on investment transactions                                    3,551,166      2,368,697
Net change in unrealized appreciation (depreciation) on investments             1,076,375     (4,183,686)
 --------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations               4,378,510     (2,167,622)
 --------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment transactions
   (Note 5):
Class A Shares                                                                 (2,039,209)    (2,402,151)
Class B Shares                                                                    (59,908)       (11,026)
Class C Shares                                                                    (25,743)        (7,786)
 --------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                           (2,124,860)    (2,420,963)
 --------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
Proceeds from shares sold
 Class A Shares                                                                   556,392        899,593
 Class B Shares                                                                   718,805        532,806
 Class C Shares                                                                   564,290        278,625
Payments for shares redeemed
 Class A Shares                                                                (3,781,942)    (4,719,055)
 Class B Shares                                                                  (242,274)       (54,343)
 Class C Shares                                                                  (181,910)       (64,676)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A Shares                                                                 1,798,447      2,126,056
 Class B Shares                                                                    57,500         10,678
 Class C Shares                                                                    23,782          2,877
 --------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share transactions           (486,910)      (987,439)
 --------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                       1,766,740     (5,576,024)

Net assets:
Beginning of year                                                              20,692,699     26,268,723
 --------------------------------------------------------------------------------------------------------
End of year [including accumulated distribution in excess of net investment
  income as follows: September 1995--$0 and September 1994--($352,633)]       $22,459,439    $20,692,699
 ========================================================================================================

See Notes to Financial Statements.

PAGE 14
-------------------------------------
Keystone Hartwell Growth Fund

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Hartwell Growth Fund (formerly Keystone America Hartwell Growth Fund, Inc.) (the "Fund") is a nondiversified, open-end investment company (mutual fund). The Fund was incorporated in New York on November 30, 1965 and began operations on March 31, 1966. Prior to January 30, 1995, Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"), a wholly-owned subsidiary of Keystone Investment Management Co. (formerly Keystone Custodian Funds, Inc.) ("Keystone") was the Fund's investment adviser. Effective January 30, 1995 Keystone became the Fund's investment adviser. On May 30, 1995, the Fund was reorganized as a Massachusetts Business Trust.

   J.M. Hartwell Limited Partnership (formerly Hartwell Management Company, Inc.) ("Hartwell") acts as subadviser to the Fund pursuant to a Sub- Advisory Agreement with Keystone. Subject to the supervision of the Fund's Board of Trustees and Keystone, Hartwell provides the Fund and Keystone with investment research, advice, information and securities recommendations.

   The Fund currently issues three classes of shares. Class A Shares are sold subject to a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred.

   Short-term investments, if purchased with maturities of sixty days or less, are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased, which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium

PAGE 15
 ------------------------------------------------------------------

or accretion of discount) which, when combined with accrued interest, approximates market.

B. Securities transactions are accounted for on the day following the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

E. The Fund distributes net investment income and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations is due to the differing treatment of net operating losses for financial statement and federal income tax purposes.

(2.) Capital Share Transactions

Fifteen million shares each of Class A, B, C, E, and F and fifty million shares of Class D of the Fund, each with a par value of $1.00, are authorized for issuance. Currently, only Class A, B, and C shares are outstanding. Transactions in shares of the Fund were as follows:

                                             Class A Shares
                                       --------------------------
                                        Year Ended September 30,
                                          1995           1994
 ================================================================
Shares sold                               26,726         40,253
Shares redeemed                         (184,792)      (214,184)
Shares issued in reinvestment of
  dividends and distributions             98,925         95,596
 ----------------------------------------------------------------
Net decrease                             (59,141)       (78,335)
 ----------------------------------------------------------------

PAGE 16
 ------------------------------------------------------------------
Keystone Hartwell Growth Fund

                                             Class B Shares
                                       --------------------------
                                        Year Ended September 30,
                                          1995           1994
 ================================================================
Shares sold                              35,697         24,285
Shares redeemed                         (12,016)        (2,541)
Shares issued in reinvestment of
  dividends and distributions             3,194            481
 ----------------------------------------------------------------
Net increase                             26,875         22,225
 ----------------------------------------------------------------

                                             Class C Shares
                                       --------------------------
                                        Year Ended September 30,
                                          1995           1994
 ================================================================
Shares sold                              28,600         12,767
Shares redeemed                          (9,229)        (3,158)
Shares issued in reinvestment of
  dividends and distributions             1,328            129
 ----------------------------------------------------------------
Net increase                             20,699          9,738
 ----------------------------------------------------------------

   The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

   The Class A Distribution Plan provides for payments that are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of 0.25% of the average net asset value of the shares sold by such others and remaining outstanding on the books of the Fund for specified periods.

   The Class B Distribution Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each share sold plus the first year's service fee in advance of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5% of amounts redeemed during the first 12 months following the date of purchase to 1% of amounts redeemed during the sixth twelve-month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares, to pay expenses of the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by

PAGE 17
------------------------------------------------------------------

the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") plus service fees at an annual rate of 0.25%, respectively, of the average net asset value of each Class C share maintained by such others and remaining outstanding on the Fund's books for specified periods.

   Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees or by a vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   During the year ended September 30, 1995, the Fund paid KIDC $15,075 under its Class A Distribution Plan. The Fund paid KIDC $7,699 for Class B shares sold prior to June 1, 1995, and $254 for Class B shares sold on or after June 1, 1995. The Fund paid KIDC $4,351 under its Class C Distribution Plan.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class B Distribution Plans were $50,304 for Class B shares purchased prior to June 1, 1995, and $7,163 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $45,643 as of September 30, 1995.

   Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.

(3.) Securities Transactions

Purchases and sales of investment securities (including proceeds received at maturity) for the year ended September 30, 1995, were as follows:

                              Cost of        Proceeds
                             Purchases      From Sales
 ======================================================
Portfolio securities       $  6,851,081    $  7,993,406
Short-term investments      149,583,000     149,783,000
 ------------------------------------------------------
                           $156,434,081    $157,776,406
 ------------------------------------------------------

(4.) Investment Management Agreement and Other Transactions

The Fund pays Keystone a basic monthly advisory fee calculated by applying percentage rates, starting at 1.0% and declining as net assets increase, to 0.65% to the Fund's average daily net asset value during the latest 12 months (a moving average method). The basic advisory fee of the Fund is subject to an incentive adjustment, by which the basic fee may be increased or decreased by up to 1/2 of 1% of the average daily net asset value during the latest 12 months (a moving average method) of the Fund depending upon the performance of the Fund relative to the Standard and Poor's Index of 500 Stocks (S&P 500).

   During the period from October 1, 1994 through January 31, 1995 the Fund paid or accrued to Hartwell Keystone $92,468 of which $33,449 was paid to Hartwell Management Company, Inc., the former subadviser. During the period from January 31, 1995 through September 30, 1995 the Fund paid or accrued to Keystone $68,301 of which $34,981 was paid to Hartwell.

   During the year ended September 30, 1995, the Fund paid or accrued $18,301 to KIRC and KII for reimbursement of certain accounting services. The Fund paid or accrued $83,519 to KIRC for transfer agent fees.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of fund average net assets; 2.0% of the next $70 million of fund average

PAGE 18
 ------------------------------------------------------------------
Keystone Hartwell Growth Fund

net assets; and 1.5% of fund average net assets over $100 million.

   Keystone has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of the applicable state expense limit. However, Keystone is not required to make such reimbursement to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended September 30, 1995, the Fund paid custody fees in the amount of $20,734 and received a credit of $2,174 pursuant to the expense offset arrangement, resulting in a total expense of $22,908. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees receive no compensation for their services.

(5.) Distributions to Shareholders

The Fund intends to distribute to its shareholders dividends from net investment income, if any, annually and all net taxable realized long-term capital gains, if any, at least annually. Any distribution which is declared in December and paid before February 1 of the following year will be taxable to shareholders in the year declared.

(6.) Shareholder Meeting

A Special Meeting of Shareholders was held on January 30, 1995. The following is a brief description of the matters which were submitted to shareholders, and certain information about how shareholders voted:

   1. Proposal 1 was to approve the reorganization of the Fund as a Massachusetts business trust, pursuant to which the existing Board of Directors would become the Board of Trustees of the new entity, and the present adviser and subadviser to the Fund would remain the same.*

      FOR           AGAINST         ABSTAIN
--------------      ---------      ----------
710,302.605        43,874.511     37,893.274

   2. Proposal 2 was to approve an Investment Advisory Agreement between the Fund and Keystone.

      FOR           AGAINST         ABSTAIN
--------------      ---------      ----------
633,178.701        33,372.556     55,037.624

   3. Proposal 3 was to approve a SubAdvisory Agreement between Keystone and Hartwell Management.

      FOR           AGAINST         ABSTAIN
--------------      ---------      ----------
616,559.841        46,770.513     58,258.527

   4. Proposal 4 was to select KPMG Peat Marwick LLP as the independent public accountant of the Fund for the 1995 fiscal year.

      FOR           AGAINST         ABSTAIN
--------------      ---------      ----------
667,577.826        12,108.043     41,903.012

   *Action on Proposal 1 was postponed and the meeting adjourned until March 29, 1995, at which time the required vote was received and the proposal approved.

PAGE 19
 ------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Hartwell Growth Fund

We have audited the accompanying statement of assets and liabilities of Keystone Hartwell Growth Fund (formerly Keystone America Hartwell Growth Fund, Inc.), including the schedule of investments as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended September 30, 1995 for Class A Shares and for each of the years in the two-year period ended September 30, 1995 and the period from August 2, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class B and Class C Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Class A financial highlights for the period from January 1, 1990 to September 30, 1990, and for each of the years in the four-year period ended December 31, 1989, were audited by other auditors whose report dated November 7, 1990 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Hartwell Growth Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Boston, Massachusetts
October 27, 1995

 -----------------------------------------------------------------------------

FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

   A distribution of $2.20 per share of net long-term capital gains was paid during the fiscal year ended September 30, 1995.

   In January of 1996 we will send you complete information on distributions paid during the calendar year 1995 to help you in completing your federal tax return.

                         KEYSTONE HARTWELL GROWTH FUND

                                     PART C

                               OTHER INFORMATION


Item 24.     Financial Statements and Exhibits


Item 24(a).  Financial Statements

All financial statements listed below are included in Registrant's Statement of Additional Information.


Schedule of Investments                     September 30, 1995

Financial Highlights (All Classes)          For the fiscal years
                                            ended September 30,
                                            1986 through
                                            September 30, 1995

Statement of Assets and Liabilities         September 30, 1995

Statement of Operations                     Year ended
                                            September 30, 1995

Statements of Changes in Net Assets         Two years ended
                                            September 30, 1995


Notes to Financial Statements


Independent Auditors' Report
  dated October 27, 1995


All other schedules are omitted as the required information is inapplicable.

(24)(b)  Exhibits

(1) A copy of Registrant's form of Declaration of Trust was filed with Post-Effective Amendment No. 47 to Registration Statement No. 2-25215/811-1380 and is incorporated by reference herein. A copy of Registrant's form of First Supplemental Declaration of Trust is filed herewith as Exhibit 24(b)(1).

(2) A copy of the Registrant's form of By-Laws was filed with Post-Effective Amendment No. 47 to Registration Statement No. 2-25215/811-1380 and is incorporated by reference herein.

(3)      Not applicable.

(4)      Not applicable.

(5)      (A)      A copy of the form of Investment Advisory and Management
                  Agreement between the Registrant and Keystone Investment
                  Management Company (formerly named Keystone Custodian Funds,
                  Inc.) was filed with Post-Effective Amendment No. 46 to
                  Registration Statement No. 2-25215/811-1380 as Exhibit 24(b)
                  (5)(A).

         (B) A copy of the form of SubInvestment Advisory Agreement between Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) and J.M. Hartwell Limited Partnership was filed with Post-Effective Amendment No. 46 to Registration Statement No. 2-25215/811-1380 as Exhibit 24(b)
                  (5)(B)

 (6)     (A)      Copies of forms of the Principal Underwriting Agreements
                  between the Registrant and Keystone Investment Distributors
                  Company (formerly named Keystone Distributors, Inc.) are filed herewith as Exhibit 24(b)(6)(A). A copy of the First Amendment to Class A and Class C Principal Underwriting Agreement is filed herewith as Exhibit 24(b)(6)(A).

         (B) Copies of the forms of Dealer Agreements used by Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) are filed herewith as Exhibit 24(b)(6)(B).

(7)      Not applicable.

(8) A copy of the form of Registrant's Custodian, Fund Accounting and Recordkeeping Agreement with State Street Bank and Trust Company was filed with Post Effective Amendment No. 47 to Registration Statement No. 2-25215/811-1380 as Exhibit 24(b)(8) and is incorported by reference herein.

(9)      Not applicable.

(10) An opinion and a consent of counsel as to the legality of the securities registered by the Fund was filed by 24f-2 on November 22, 1995 and is incorporated by reference herein. An opinion and consent of counsel with respect to the registration of additional shares of the Fund pursuant to Section 24(e)(1) of the 1940 Act is filed herewith as a part of Exhibit 24(b)(10).

(11) A consent as to the use of the Independent Auditors' Report is filed herewith as Exhibit 24(b)(11) and is incorporated by reference herein.

(12)     Not applicable.

(13)     Not applicable.

(14) Copies of forms of model plans used in the establishment of retirement plans in connection with which Registrant offers its securities were filed with Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96 for Keystone Balanced Fund (K-1) as Exhibit 24(b)(14) and are incorporated by reference herein.

(15) Copies of the forms of Registrant's Distribution Plans are filed herewith as Exhibit 24(b)(15).

(16) Schedules for computation of total return are filed herewith as Exhibit 24(b)(16).

(17)     Financial Data Schedules are filed herewith as Exhibit 27.

(18) A copy of the form of Registrant's Multiple Class Plan was filed with Post Effective Amendment No. 48 and are incorporated by reference herein.

(19)     Powers of Attorney are filed herewith as Exhibit 24(b)(19).


Item 25. Persons Controlled by or under Common Control with Registrant

         Not applicable.


Item 26. Number of Holders of Securities

                                        Number of Record
         Title of Class           Holders as of October 31, 1995
         --------------           ------------------------------

         Shares of Beneficial              Class A - 1,451
         Interest, without                 Class B -   175
         par value                         Class C -    62


Item 27. Indemnification

         Provisions for the indemnification of the Fund's Trustees and officers are contained in Article 4 of the Registrant's Form of By-laws, a copy of which was filed with Post-Effective Amendment No. 47 to Registration Statement No. 2-25215/811-1380 and is incorporated by reference herein.

         Provisions for the indemnification of Keystone Investment Distributors Company, the Registrant's principal underwriter, are contained in Section 9 of the Principal Underwriting Agreement between the Registrant and Keystone Investment Distributors Company, a copy of which is filed herewith as Exhibit 24(b)(6)(A).

         Provisions for the indemnification of Keystone Investment Management Company and J.M. Hartwell Limited Partnership, Registrant's investment adviser and subadviser, respectively, are contained in Section 5 of the Investment Advisory and Management Agreement between Registrant and Keystone Investment Management Company and Section 4 of the SubInvestment Advisory Agreement between Keystone Investment Management Company and J.M. Hartwell Limited Partnership, forms of which were filed with Post-Effective Amendment No. 46 to Registration Statement No. 2-25215/811-1380 and are incorporated by reference herein.


Item 28. Businesses and Other Connections of Investment Advisers

         The following tables list the names of the various officers and directors of Keystone Investment Management Company and J.M. Hartwell Limited Partnership, Registrant's investment adviser and subadviser, respectively, and their respective positions. For each named individual, the tables list, for at least the past two years, (i) any other organizations with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

                       LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY

                           Position with
                           Keystone
                           Investment
Name                       Management Company        Other Business Affiliations
----                       ------------------        ---------------------------

Albert H. Elfner, III      Chairman of               Chairman of the Board,
                           the Board,                Chief Executive Officer,
                           Chief Executive           President and Director:
                           Officer,and                Keystone Investments, Inc.
                           Director                   Keystone Management, Inc.
                                                      Keystone Software, Inc.
                                                      Keystone Asset Corporation
                                                      Keystone Capital
                                                       Corporation
                                                     Chairman of the Board and
                                                     Director:
                                                      Keystone Fixed Income
                                                       Advisers, Inc.
                                                      Keystone Institutional
                                                       Company, Inc.
                                                     President and Director:
                                                      Keystone Trust Company
                                                     Director or Trustee:
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                      Keystone Investment
                                                       Distributors Company
                                                      Keystone Investor
                                                       Resource Center, Inc.
                                                      Boston Children's
                                                       Services Associates
                                                      Middlesex School
                                                      Middlebury College
                                                     Former Trustee or Director:
                                                      Neworld Bank
                                                      Robert Van Partners, Inc.

Philip M. Byrne            Director                  President and Director:
                                                      Keystone Institutional
                                                       Company, Inc.
                                                     Senior Vice President:
                                                      Keystone Investments, Inc.

Herbert L. Bishop, Jr.     Senior Vice               None
                           President

Donald C. Dates            Senior Vice               None
                           President

Gilman Gunn                Senior Vice               None
                           President

Edward F. Godfrey          Director,                 Director, Senior Vice
                           Senior Vice               President
                           President,                Chief Financial Officer and
                           Treasurer and             Treasurer:
                           Chief Financial            Keystone Investments, Inc.
                           Officer                    Keystone Investment
                                                       Distributors Company
                                                     Treasurer:
                                                      Keystone Institutional
                                                       Company, Inc.
                                                      Keystone Management, Inc.
                                                      Keystone Software, Inc.
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                     Former Treasurer and
                                                     Director:
                                                      Hartwell Keystone
                                                       Advisers, Inc.

James R. McCall            Director and              None
                           President

Ralph J. Spuehler, Jr.     Director                  President and Director:
                                                      Keystone Investment
                                                       Distributors Company
                                                     Senior Vice President and
                                                     Director:
                                                      Keystone Investments, Inc.
                                                     Chairman and Director:
                                                      Keystone Investor
                                                       Resource Center, Inc.
                                                      Keystone Management, Inc.
                                                     Formerly President:
                                                      Keystone Management, Inc.
                                                     Formerly Treasurer:
                                                      The Kent Funds
                                                      Keystone Investments, Inc.
                                                      Keystone Investment
                                                       Management Company

Rosemary D. Van Antwerp    Senior Vice               General Counsel, Senior
                           President,                Vice President and
                           General Counsel           Secretary:
                           and Secretary              Keystone Investments, Inc.
                                                     Senior Vice President and
                                                     General Counsel:
                                                      Keystone Institutional
                                                       Company, Inc.
                                                     Senior Vice President,
                                                     General Counsel and
                                                     Director:
                                                      Keystone Investor
                                                       Resource Center, Inc.
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                      Keystone Investment
                                                       Distributors Company
                                                     Senior Vice President,
                                                     General Counsel, Director
                                                     and Secretary:
                                                      Keystone Management, Inc.
                                                      Keystone Software, Inc.
                                                     Former Senior Vice
                                                     President and Secretary:
                                                      Hartwell Keystone
                                                       Advisers, Inc.
                                                     Vice President and
                                                     Secretary:
                                                      Keystone Fixed Income
                                                       Advisers, Inc.

Harry Barr                 Vice President            None

Robert K. Baumback         Vice President            None

Betsy A. Blacher           Senior Vice               None
                           President

Francis X. Claro           Vice President            None

Kristine R. Cloyes         Vice President            None

Christopher P. Conkey      Senior Vice               None
                           President

Richard Cryan              Senior Vice               None
                           President

Maureen E. Cullinane       Senior Vice               None
                           President

George E. Dlugos           Vice President            None

Antonio T. Docal           Vice President            None

Christopher R. Ely         Senior Vice               None
                           President

Robert L. Hockett          Vice President            None

Sami J. Karam              Vice President            None

Donald M. Keller           Senior Vice               None
                           President

George J. Kimball          Vice President            None

JoAnn L. Lyndon            Vice President            None

John C. Madden, Jr.        Vice President            None

Stephen A. Marks           Vice President            None

Eleanor H. Marsh           Vice President            None

Walter T. McCormick        Senior Vice               None
                           President

Barbara McCue              Vice President            None

Stanley  M. Niksa          Vice President            None

Robert E. O'Brien          Vice President            None

Margery C. Parker          Vice President            None

William H. Parsons         Vice President            None

Daniel A. Rabasco          Vice President            None

David L. Smith             Vice President            None

Kathy K. Wang              Vice President            None

Judith A. Warners          Vice President            None

J. Kevin Kenely            Vice President            None
                           and Controller

Joseph J. Decristofaro     Asst. Vice President      None

                       LIST OF OFFICERS AND DIRECTORS OF
                          JMH MANAGEMENT CORPORATION -
                                J.M. HARTWELL LP


                           Position with
                           J.M. Hartwell
                           Limited
Name                       Partnership               Other Business Affiliations
----                       -------------             ---------------------------

John M. Hartwell           Founder                   None

William C. Miller, IV      Director and              Vice President:
                           Chief Executive             Hartwell Emerging Growth
                           Officer                       Fund, Inc.
                                                       Hartwell Growth Fund
                                                     Director:
                                                       Hartwell Distributors,
                                                         Inc.

Harrison Augur             Director                  General Partner:
                                                       CA Partners
                                                     Director:
                                                       ILC Technology

William J. Nutt            Director                  President and Chief
                                                     Executive Officer:
                                                       Affiliated Managers Group

Item 29. Principal Underwriter


         (a) Keystone Investment Distributors Company, (formerly named Keystone Distributors, Inc.) which acts as Registrant's principal underwriter, also acts as principal underwriter for the following entities:

                  Keystone America Hartwell Emerging Growth Fund, Inc. Keystone Quality Fund (B-1)
                  Keystone Diversified Bond Fund (B-2)
                  Keystone High Income Bond Fund (B-4)
                  Keystone Balanced Fund (K-1)
                  Keystone Strategic Growth Fund (K-2)
                  Keystone Growth and Income Fund (S-1)
                  Keystone Mid-Cap Growth Fund (S-3)
                  Keystone Small Company Growth Fund (S-4)
                  Keystone Capital Preservation and Income Fund
                  Keystone Fund for Total Return
                  Keystone Global Opportunities Fund
                  Keystone Government Securities Fund
                  Keystone Intermediate Term Bond Fund
                  Keystone America Omega Fund, Inc.
                  Keystone State Tax Free Fund
                  Keystone State Tax Free Fund - Series II
                  Keystone Strategic Income Fund
                  Keystone Tax Free Income Fund
                  Keystone World Bond Fund
                  Keystone Fund of the Americas
                  Keystone International Fund Inc.
                  Keystone Liquid Trust
                  Keystone Precious Metals Holdings, Inc.
                  Keystone Strategic Development Fund
                  Keystone Tax Exempt Trust
                  Keystone Tax Free Fund
                  Master Reserves Trust

         (b) For information with respect to each director and officer of Registrant's acting principal underwriter see the following pages.


Item 29(c). - Not applicable

                           Position and Offices with       Position and
Name and Principal         Keystone Investment             Offices with
Business Address           Distributors Company            the Fund
------------------         -------------------------       ------------

Ralph J. Spuehler*         Director, President             None

Edward F. Godfrey*         Director, Senior Vice           Senior Vice
                           President, Treasurer            President
                           and Chief Financial
                           Officer

Rosemary D. Van Antwerp    Director, Senior Vice           Senior Vice
                           President, General Counsel      President
                           and Secretary

Albert H. Elfner, III*     Director                        President

Charles W. Carr*           Senior Vice President           None

Peter M. Delehanty*        Senior Vice President           None

J. Kevin Kenely*           Vice President and              None
                           Controller

Frank O. Gebhardt          Divisional Vice                 None
2626 Hopeton               President
San Antonio, TX 78230

C. Kenneth Molander        Divisional Vice                 None
8 King Edward Drive        President
Londenderry, NH 03053

David S. Ashe              Regional Manager and            None
32415 Beaconsfield         Vice President
Birmingham, MI  48025

David E. Achzet            Regional Vice President         None
60 Lawn Avenue -
Greenway 27
Stamford, CT  06902

William L. Carey, Jr.      Regional Manager and            None
4 Treble Lane              Vice President
Malvern, PA  19355

John W. Crites             Regional Manager and            None
2769 Oakland Circle W.     Vice President
Aurora, CO 80014

Richard J. Fish            Regional Vice President         None
309 West 90th Street
New York, NY  10024

Michael E. Gathings        Regional Manager and            None
245 Wicklawn Way           Vice President
Roswell, GA  30076

Robert G. Holz, Jr.        Regional Manager and            None
313 Meadowcrest Drive      Vice President
Richardson, Texas 75080

Todd L. Kobrin             Regional Manager and            None
20 Iron Gate               Vice President
Metuchen, NJ 08840

Ralph H. Johnson           Regional Manager and            None
345 Masters Court, #2      Vice President
Walnut Creek, CA 94598

Paul J. McIntyre           Regional Manager and            None
                           Vice President

Dale M. Pelletier          Regional Manager and            None
464 Winnetka Ave.          Vice President
Winnetka, IL  60093

Juliana Perkins            Regional Manager and            None
2348 West Adrian Street    Vice President
Newbury Park, CA 91320

Matthew D. Twomey          Regional Manager and            None
9627 Sparrow Court         Vice President
Ellicott City, MD 21042

Mitchell I. Weiser         Regional Manager and            None
7031 Ventura Court         Vice President
Parkland, FL  33067

Welden L. Evans            Regional Banking Officer        None
490 Huntcliff Green        and Vice President
Atlanta, GA 30350

Russell A. Haskell*        Vice President                  None

Robert J. Matson*          Vice President                  None

John M. McAllister*        Vice President                  None

Gregg A. Mahalich          Vice President                  None
14952 Richards Drive W.
Minnetonka, MN 55345

Burton Robbins             Vice President                  None
1586 Folkstone Terrace
Westlake Village, CA
91361

Thomas E. Ryan, III*       Vice President                  None

Peter Willis*              Vice President                  None

Raymond P. Ajemian*        Manager and Vice President      None

Joan M. Balchunas*         Assistant Vice President        None

Thomas J. Gainey*          Assistant Vice President        None

Eric S. Jeppson*           Assistant Vice President        None

Julie A. Robinson*         Assistant Vice President        None

Peter M. Sullivan          Assistant Vice President        None
21445 Southeast 35th Way
Issaquah, WA  98027

Jean S. Loewenberg*        Assistant Secretary             Assistant
                                                           Secretary

Colleen L. Mette*          Assistant Secretary             Assistant
                                                           Secretary

Dorothy E. Bourassa*       Assistant Secretary             Assistant
                                                           Secretary

* Located at 200 Berkeley Street, Boston, Massachusetts 02116-5034


Item 30. Location of Accounts and Records

         200 Berkeley Street
         Boston, Massachusetts 02116-5034

         J.M. Hartwell Limited Partnership
         515 Madison Avenue
         New York, New York  10022

         Keystone Investor Resource Center, Inc.
         101 Main Street
         Cambridge, MA 02142-1519

         Data Vault, Inc.
         3431 Sharp Slot Road
         Swansea, MA  02277

         State Street Bank and Trust Company
         1776 Heritage Drive
         Quincy, Massachusetts 02171


Item 31. Management Services

         Not applicable.


Item 32. Undertakings

         Upon request and without charge, Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders to each person to whom a copy of the Registrant's prospectus is delivered.

                                   SIGNATURES


Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in The Commonwealth of Massachusetts, on the 29 day of November, 1995.


                                        KEYSTONE HARTWELL GROWTH FUND


                                        By: /s/ George S. Bissell
                                            -----------------------------
                                                George S. Bissell*
                                                Chairman of the Board


                                       *By:
                                            -----------------------------
                                                Melina M.T. Murphy**
                                                Attorney-in-Fact


Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 29 day of November, 1995.


SIGNATURES                              TITLE
----------                              -----

/s/ George S. Bissell                   Chairman of the Board and Trustee
    George S. Bissell*


/s/ Albert H. Elfner, III               President, Chief Executive Officer
    Albert H. Elfner, III*              and Trustee


/s/ Kevin J. Morrissey                  Treasurer (Principal Financial
    Kevin J. Morrissey                  and Accounting Officer)


                                       *By:
                                            -----------------------------
                                                Melina M.T. Murphy**
                                                Attorney-in-Fact

SIGNATURES                              TITLE
----------                              -----

/s/ Frederick Amling                    Trustee
    Frederick Amling*

/s/ Charles A. Austin, III              Trustee
    Charles A. Austin, III*

/s/ Edwin D. Campbell                   Trustee
    Edwin D. Campbell*

/s/ Charles F. Chapin                   Trustee
    Charles F. Chapin*

/s/ Leroy Keith, Jr.                    Trustee
    Leroy Keith, Jr.*

/s/ K. Dun Gifford                      Trustee
    K. Dun Gifford*

/s/ F. Ray Keyser, Jr.                  Trustee
    F. Ray Keyser, Jr.*

/s/ David M. Richardson                  Trustee
    David M. Richardson*

/s/ Richard J. Shima                    Trustee
    Richard J. Shima*

/s/ Andrew J. Simons                    Trustee
    Andrew J. Simons*


                                       *By:
                                            -----------------------------
                                                Melina M.T. Murphy**
                                                Attorney-in-Fact


** Melina M.T. Murphy, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as Exhibit 24(b)(19).

                               INDEX TO EXHIBITS

                                                               Page Number
                                                               in Sequential
Exhibit Number        Exhibit                                  Numbering System
--------------        -------                                  ----------------

      1               Declaration of Trust\3/
                      First Supplemental Declaration of Trust

      2               By-Laws\3/

      5          (A)  Investment Advisory and Management Agreement\2/
                 (B)  SubInvestment Advisory Agreement\2/

      6          (A)  Principal Underwriting Agreement
                 (B)  Dealers Agreement

      8               Custodian, Fund Accounting and
                        Recordkeeping Agreement\3/

      10              Opinion and Consent of Counsel

      11              Independent Auditors Consent

      14              Copies of Model Retirement Plans\1/

      15              Distribution Plans (Class A & C)
                      Distribution Plans (Class B-1 and B-2)

      16              Performance Data Schedules

      17              Financial Data Schedules (filed as Exhibit 27)

      18              Form of 18f-3 Plan\4/

      19              Powers of Attorney

--------------------------------------------------------

       \1/ Incorporated by reference herein to Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96 for Keystone Balanced Fund (K-1).

       \2/ Incorporated by reference herein to Registrant's Post-Effective Amendment No. 46 to Registration Statement No. 2-25215/811-1380.

       \3/ Incorporated by reference herein to Post-Effective Amendment No. 47 to Registration Statement No. 2-25215/811-1380.

       \4/ Incorporated by reference herein to Post-Effective Amendment No. 48 to Registration Statement No. 2-25215/811-1380.